Exhibit 10.27
[*] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

TECHNOLOGY
LICENSE AND DISTRIBUTION
AGREEMENT
BY AND BETWEEN
NXP SEMICONDUCTORS NETHERLANDS B.V.
AND
IPEXTREME, INC.
DATED
30 OCTOBER 2015

This Agreement is made as of 30 October 2015 by and between:
1.    NXP Semiconductors Netherlands B.V., a corporation duly incorporated under the laws of the Netherlands, having its principal office at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXP”), and
2.    IPextreme, Inc., a corporation duly incorporated under the laws of Delaware, USA, having offices at 808 East McGlincy Lane, Campbell, CA 95008, USA (“IPextreme”).
IPextreme and NXP are collectively referred to as “Parties” and individually referred to as a “Party”.
WHEREAS, IPextreme is a company with activities in the field of semiconductor intellectual property licensing and acts as a developer and value-added reseller of silicon-proven IP from major semiconductor companies; and
WHEREAS, NXP is a company which is active in the field of design, manufacture and sale of integrated circuits and has for many years invested in research and development of semiconductor IP-blocks; and
WHEREAS, NXP wishes to commercialize its investment in the Technology through licensing and distributing such Technology for subsequent sublicensing and distribution to third parties; and
WHEREAS, IPextreme wishes to develop, market, promote, distribute and sell products and services based on the Technology, including sublicensing the Technology to third parties and has requested NXP grant a license to such effect as well as NXP’s disclosure and making available certain know-how and expertise; and
WHEREAS, IPextreme and NXP have entered into a non-disclosure agreement effective August 14, 2014 covering the initial disclosure and an evaluation license agreement effective April 1, 2015 covering the exchange of confidential and proprietary information in connection with the Technology; and
WHEREAS, the Parties wish to set forth the terms and conditions pursuant to which the Technology is disclosed to IPextreme and IPextreme is granted a license to market, promote, distribute and sell products and services based on the Technology.
NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, the Parties have agreed as follows:
SECTION 1.0 - DEFINITIONS
In addition to other terms defined elsewhere in this Agreement, the following terms when used herein shall have the meanings set forth below. All definitions shall apply both to their singular or plural forms, as the context may require.

“Affiliate”	(a) as regards IPextreme: any corporation, company or other legal entity that IPextreme now or hereafter Controls, is Controlled by or is under common Control with; and (b) as regards NXP: NXP’s parent company NXP B.V. and any corporation, company or other legal entity that NXP B.V. now or hereafter Controls; where “Control” means the direct or indirect ownership of more than fifty percent (>50%) of the shares or similar ownership interests entitled to vote for the election of directors or other persons performing similar functions. An entity may be considered an Affiliate only so long as such Control exists.

“Agreement”	this Technology License and Distribution Agreement, including all Appendices hereto, which shall form an integral part hereof.

“Appendix”	an appendix to this Agreement.

‘‘Change of control”	with respect to a Party, the occurrence any of the following events: (a) any consolidation or merger of such Party with or into any other entity in which the holders of such Party’s outstanding shares immediately before such consolidation or merger do not, but immediately after such consolidation or merger, do retain stock representing a majority of the voting power of the surviving entity or stock representing a majority of the voting power of an entity that wholly owns, directly or indirectly, the surviving entity; (b) the sale, transfer or assignment of securities of such Party representing a majority of the voting power of all of such Party’s outstanding voting securities to an acquiring Party or group; (c) the sale of all, or substantially all, of such Party’s assets; or (d) the transfer, directly or indirectly, of fifty percent (50%) or more of the such Party’s outstanding shares entitled to vote for the election of directors or other persons performing similar functions, or by equivalent change in ownership or control of such Party if a partnership or other non-corporate form.

“Confidential Information”	any and all proprietary and/or confidential data and information (including any third party data and information) that may be disclosed (directly or indirectly, whether in writing or other tangible form, or orally, visually, electronically or other tangible form) hereunder to the receiving Party, including, without limitation: products and roadmaps, marketing plans, strategies, business plans, finances and prices, customers, suppliers, vendors, business partners, services, software, hardware, research and development, methods, techniques, drawings, designs, specifications, know-how, ideas, inventions (patentable or otherwise) or patents, which data or information is: (a) marked as “confidential” or “proprietary” or the like when disclosed; or (b) is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure and is summarized and described as confidential in a writing that is delivered to the receiving Party within thirty (30) days of disclosure; or (c) a reasonable person would recognize as confidential or proprietary considering the nature of the information and the circumstances of disclosure.

“Customer”	a business enterprise which acquires the Licensed Design for use in its normal business operations, being the design, manufacturing, distribution and sale of Licensed Products and not for resale, distribution or transfer to others.

“Defect”	an operation problem solely within the Technology furnished by NXP hereunder that prevents it from functioning substantially in accordance with NXP’s specifications, including but not limited to any bug, error, failure(s), virus, hidden program or intentionally harmful destructive or disabling mechanism or device in the Technology. The term Defect does not apply to, and excludes any problems or effects created by or associated with any Modifications or combination of the Technology with other products or services.

“Documentation”	all documentation relating to the Technology, including but not limited to customer reference and installation manuals, technology design kits such as so called PTPs, SDKs and PDKs, instructions, specifications, annotations, user guides, programmer guides, technical training and programmer guides, and other written materials, whether in printed or in electronic form, that NXP includes or otherwise provides with the Technology.

“Effective Date”	the date first written above.

“End-User”	a person or business enterprise which acquires the Licensed Products for its or ordinary personal purposes or use in its normal business operations.

“Feedback”	any and all suggestions, comments or other feedback provided to NXP in connection with the (use of the) Technology.

“Intellectual Property Rights” or “IPR”	all present and future industrial and intellectual property rights, including, but not limited to, patents, utility models, trade and service marks, trade names, mask work rights, rights in domain names, right in designs, copyrights, moral rights, topography rights, rights in databases, trade secrets and know-how, in all cases whether or not registered or registrable and including all registrations and applications for registration of any of these and rights to apply for the same, as well as any renewals, extensions, combinations, divisions, continuations or reissues thereof, rights to receive equitable remuneration in respect of any of these and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of these anywhere in the world.

“Know-How”	information, data, know how, secret skills, methods, formulations, processes, and other trade secrets related to the Technology, which are at the Effective Date owned or controlled by NXP which NXP is free to disclose and license without any obligation for payment or other consideration to a third party.

“Licensed Design”	means the commercial package of deliverables created by IPextreme for sale to customers that contains the Technology. These deliverables shall include at a minimum, but are not be limited to: (1) encapsulation of the Technology in IPextreme’s proprietary semiconductor intellectual property packaging technology, referred to as XPack, (2), documentation, (3) integration environment including scripts for customer use in creating Licensed Products, (4) infrastructure and resource for customer delivery and support, (5) creation and maintenance of sales and marketing collateral, (6) infrastructure for tracking and reporting customer licenses and royalties, (7) resources for maintaining Licensed Design over time.

“Licensed Products”	means the Customer’s integrated circuit that instantiates the Technology encapsulated in a Licensed Design.

“Modification”	any change, finding, reconfiguration, alteration, improvement, enhancement, formulation, discovery, addition, translation, transformation or other derivative work of the Technology, whether or not patented or patentable, made by or for IPextreme after execution of this Agreement.

“Statement of Work”	a description embodied in Appendix F of the efforts and. costs associated with the development of Licensed Designs from the Technology described in Appendix A.

“Technology”
NXP’s technology, consisting of the hardware, software and Documentation provided to IPextreme hereunder, all as further described in Appendix A-n, where n is a sequential cardinal number beginning with 1, including all Know-How and expertise contained therein and provided therewith, and all copies thereof and all Updates thereto. Appendix A may be amended by the Parties from time to time as mutually agreed.

“Term”	the effective period of this Agreement as further defined in Clause 6.1.

“Update”	any enhancement, error correction, maintenance release, new version of, or revision to, the Technology provided to IPextreme by or on behalf of NXP.

SECTION 2.0 - LICENSE
2.1.    License. Subject to IPextreme’s full and unconditional compliance with its obligations under this Agreement, NXP hereby grants to IPextreme, and IPextreme hereby accepts from NXP, during the Term a limited, non-exclusive, non-transferable, worldwide license, without the right to sublicense except as expressly set forth herein, under NXP’s Intellectual Property
a.    (have) use, perform, display, copy, reproduce, modify, adapt, alter, customize, translate and/or otherwise create derivative works from any portion of the Technology to develop and make Licensed Designs solely for IPextreme’s own account, all in accordance with the terms and conditions of this Agreement; and
b.    market, demonstrate, promote, sell, offer to sell, distribute and otherwise dispose of such Licensed Designs, directly or indirectly, to IPextreme’s Customers, for subsequent distribution of Licensed Products to, and ultimate use thereof by, End-Users.
2.2.    Updates. The license granted under Clause 2.1 above shall extend to Updates furnished to IPextreme by NXP, with the express understanding, however, that NXP shall not have any obligation to generate, or otherwise make improvements, new versions, Updates, bug-fixes, or other enhancements of the release version of the Technology.
2.3.    Customer’s and End-User’s rights to use the integrated Technology. It is understood and agreed that the rights granted hereunder include any Customer’s right to embed the Technology as packaged in Licensed Designs in Licensed Products and End-User’s right to personally use the Technology as packaged in Licensed Designs and embedded in Licensed Products and that such right of use shall survive the expiration or termination of this Agreement, subject to IPextreme’s continued compliance with the terms and conditions set forth herein, including but not limited to its confidentiality obligations and its obligation to share revenues with NXP.
2.4.    Restrictions. The Technology is licensed and is not sold. NXP retains all rights, title and interest in and to the Technology and other Confidential Information furnished hereunder, and to each whole or partial copy thereof, including all of its Intellectual Property Rights related thereto. IPextreme will take all reasonable measures to protect NXP’s (intellectual) property rights in at least the same way as IPextreme protects its own rights and shall not do or permit any act to be done, including without limitations, any registration or pending application for registration for the protection of copyright, trademark, patent or similar Intellectual Property Rights, which is likely to prejudice or jeopardize NXP’s Intellectual Property Rights. Other than the limited license granted to IPextreme hereunder, no other rights or licenses are granted, or implied by estoppel or otherwise, under any Intellectual Property Rights of NXP or its Affiliates or any intellectual property residing in the Technology or any other Confidential Information furnished by NXP hereunder. Except as expressly permitted hereunder or by mandatory applicable law in spite of this Section 2.0, IPextreme agrees not to, and agrees not to permit any third party to:
a.    assign, sublicense, lease, rent, loan, transfer, encumber or otherwise dispose of (any of its limited rights to) the Technology; or
b.    reverse assemble, reverse engineer, decompile or disassemble the Technology; or
c.    remove or circumvent any protection of the Technology.

2.5.    Exclusions. Notwithstanding anything to the contrary herein, this Agreement shall not include, or be construed or interpreted as:
a.    imposing on NXP any obligation to furnish any manufacturing or technical information except as expressly specified under this Agreement; or
b.    conferring any license, right or immunity, express or implied, under any Intellectual Property Rights or any other intellectual property residing in the Technology or any other Confidential Information furnished hereunder: (i) for the combination of such Technology or other Confidential Information with one or more other items (including items acquired from NXP or its Affiliates) even if such items have no substantial use other than as part of such combination; (ii) covering a standard, whether proprietary or open, a standard being any technical specification promulgated for the purpose of widespread adoption; or (iii) with respect to which NXP and/or any of its Affiliates has informed IPextreme in writing that a separate license has to be obtained or that no implied license is granted.
2.6.    Notices. IPextreme shall not remove or alter any copyright notices, proprietary information notices or confidentiality, restricted or proprietary rights notices, legends or marking(s) contained in or affixed to the Technology. IPextreme shall exactly reproduce such notices, legends and marking(s) and shall affix such notices, legends and marking(s) to any media containing a copy or any portion of the Technology, as were affixed to the original media.
2.7.    Modifications. No license is granted to IPextreme or to any IPextreme Customer to modify, make derivative works, adapt, or in any manner change the Technology or the functionality of an integrated circuit based on the Licensed Design. The prohibition of this Section does not apply to nor limit IPextreme’s right to modify, make derivative works, adapt or change the Technology to include it in a Licensed Design, to document the Licensed Design or to enable the manufacture of a Licensed Product based on the Technology by a particular semiconductor process. IPextreme shall retain all right, title and interest in and to Modifications made pursuant to the license granted under Clause 2.1 above, subject to NXP’s underlying Intellectual Property Rights in and to the Technology furnished to IPextreme hereunder. For any Modifications, IPextreme hereby grants NXP,and its Affiliates and NXP and its Affiliates hereby accept from IPextreme, a perpetual, irrevocable, worldwide, non-exclusive, transferable, royalty-free, fully paid license, including the right to sublicense, to implement, use, reproduce, distribute and create further derivative works of such Modifications, as well as any and all Intellectual Property Rights therein, and to otherwise exploit such Modifications, and Intellectual Property Rights therein, in any manner that NXP or its Affiliates desire(s). Upon NXP’s first request, IPextreme shall deliver to NXP a copy of the Licensed Designs incorporating such Modifications, including all available information, instructions and documentation of such Modifications, as well as the source code of any software pertaining to such Modifications which may be necessary or useful for NXP’s or its Affiliate’s use of such Modifications and the Intellectual Property Rights therein. IPextreme shall provide no warranty towards and have no obligation to support NXP’s exploitation of any Modifications delivered unless NXP opts to purchase IPextreme’s standard support package for such Licensed Designs, support to which NXP is entitled to under this Agreement.

2.8.    No representations or warranties. IPextreme shall be solely responsible for the (quality of) the Licensed Designs and Licensed Products made, marketed, promoted, sold or distributed by or on behalf of IPextreme and without NXP’s express prior written consent IPextreme shall not make, nor entitle its Customers to make, publish or assign any representations, warranties, or guarantees on behalf of NXP, whether directly or indirectly, concerning the Technology and/or Licensed Designs and Licensed Products.
SECTION 3.0 - DELIVERY; ACCEPTANCE
3.1.    Delivery. NXP shall deliver or otherwise disclose the release version of the Technology to IPextreme or IPextreme’s designated representative in accordance with the planning mutually agreed by the Parties. Said version will be provided to IPextreme by means of secured electronic transfer or storage media, as specified by NXP, or as may be otherwise mutually agreed by the Parties. The timing of any Technology delivery from NXP to IPextreme will be mutually agreed after Effective Date.
3.2.    Acceptance. Except as expressly set forth otherwise, the Technology is provided to, and is accepted by, IPextreme “as is” without warranty of any kind. IPextreme acknowledges that prior to entering into this Agreement, IPextreme has had the opportunity to evaluate the Technology pursuant to the evaluation license agreement effective April 1, 2015, and agrees that NXP shall not be required to make (nor will make) any representations or warranties vis-a-vis third parties. All Technology deliverables will have deemed to be accepted at the time of the Licensed Design Specification milestone agreed in the SoW of the associated Licensed Design.
3.3.    Limited Warranty. NXP hereby warrants to IPextreme that NXP owns or has acquired all necessary rights, power and authority to grant IPextreme the license granted hereunder. This provision will not be construed as a representation or warranty of non-infringement and IPextreme acknowledges and agrees that IPextreme’s sole and exclusive remedy for infringement claims is as set forth in Clause 8.2.
3.4.    Disclaimer. EXCEPT FOR THE LIMITED WARRANTY SET FORTH ABOVE, NXP EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.
SECTION 4.0 - CONSULTANCY, DEFECTS, FEEDBACK
4.1.    Consultancy. NXP will provide IPextreme with limited ad hoc consultancy to IPextreme’s specialist(s) in the use of the Technology as described in Appendix B.
4.2.    Relevant Defects. Each Party will notify the other Party in the event it detects any relevant Defects. For this purpose, “relevant” shall mean all those Defects of which a Party has become aware and of which it is established that it materially and adversely affects or disables the functionality of the Technology. NXP shall, however, not have any obligation to provide corrections or to otherwise maintain or support the Technology.

4.3.    Feedback. Any Feedback provided to NXP shall not be subject to any obligation, encumbrance or restriction of any kind, including IPextreme’s or any third party’s Intellectual Property Rights or other rights. For any Feedback provided to NXP by or on behalf of IPextreme, IPextreme hereby grants NXP, and NXP hereby accepts from loitials NXP, IPextreme, a perpetual, irrevocable, worldwide, non-exclusive, transferable, royalty-free, fully paid license, including the right to sublicense, to implement, use and reproduce such Feedback and to otherwise exploit such Feedback in any manner that NXP desires.
SECTION 5.0 - REVENUES; PAYMENT, RECORDS, AUDIT
5.1.    Revenue Sharing. In consideration for the license rights granted herein, all revenues received by IPextreme, directly or indirectly, whether in monetary or in non-monetary consideration, from, or pursuant to, its distribution and licensing of the Technology shall be divided and allocated between the Parties as set forth in Appendix E.
5.2.    Revenue, Reports, Forecasts, and Payments. Within thirty (30) days following 31 March, 30 June, 30 September and 31 December of each calendar year, IPextreme shall: (i) submit to NXP (even in the event that no revenues have been received) its duly signed written statement (“Quarterly Report”) in the form as attached hereto as Appendix C setting forth with respect to the preceding quarterly period:
•the revenues actually received by IPextreme and the revenues due to NXP for that respective quarter
•a non-binding forecast for the next two quarters based on the sales pipeline and NXP Support needs
•the number of each Licensed Design sold to Customers
•the number Licensed Products (listed per Licensed Design) shipped by Customers as obtained from End User royalty reports related to royalty-bearing Licensed Designs if permitted by customer confidentiality obligations;
and (ii) pay to NXP the revenues due for that respective quarter, without any prior invoicing being required. Any amounts due to NXP hereunder, including without limitation any payments for specific services agreed between the Parties, shall be paid by IPextreme to NXP ultimately within thirty (30) days after the Quarterly Report statement due date unless expressly agreed otherwise by the Parties in writing.
5.3.    Payment Conditions. All amounts are in United States Dollars (USD). IPextreme shall pay all amounts due hereunder by wire transfer into the bank account designated by NXP in writing. Except as agreed in a Statement of Work for an NXP share in Product Packaging Costs as defined in Appendix E, IPextreme shall not offset, withhold or reduce any payment(s) due to NXP and all such payments, for the avoidance of any doubt also all Prepayments as defined in Appendix E, shall be non-refundable and non-recoupable. All costs, taxes, duties, import and export fees, which are imposed by any governmental entity or authority on the amounts due to

NXP hereunder, or which otherwise arise out of or are imposed on this Agreement, shall be duly paid by IPextreme. IPextreme shall not withhold any such costs, charges, taxes, duties or fees from payments due to NXP. If any such governmental authority, however, imposes income taxes on any amounts paid by IPextreme to NXP hereunder and requires IPextreme to withhold such taxes, duties or fees from such payments, IPextreme may deduct such taxes, duties and fees from such payments provided such taxes, duties and fees are paid to the appropriate authorities. In such event, IPextreme shall promptly furnish NXP with tax receipts issued by appropriate tax authorities so as to enable NXP to support a claim for credit against income taxes which may be payable by NXP and/or its Affiliates in the Netherlands as well as to enable NXP to document, if necessary, its compliance with tax obligations in any jurisdiction outside the Netherlands.
5.4.    Interest on late payments. As from the date any amount is due hereunder until payment thereof has been received by NXP in full, IPextreme shall owe NXP an interest at the rate of one and a half percent (1.5%) per month or the maximum rate permitted by applicable law, whichever is lower.
5.5.    Keeping books and records. IPextreme shall keep complete and accurate books and records relating to the use of the Technology, the disposition of each Licensed Design and the proper determination of all amounts due hereunder, and shall keep the books and records available for a period of five (5) years following such disposition.
5.6.    Additional information. Without limiting any other provision of this Agreement, IPextreme shall provide all relevant information as NXP may reasonably request from time to time, so as to enable NXP to ascertain which Licensed Designs have been sold or otherwise been disposed of by IPextreme, the Technology which has been used in connection with such Licensed Designs and the amounts payable to NXP in connection therewith.
5.7.    Intentionally left blank
5.8.    Audits by NXP. During the Term and for a period of three (3) years thereafter, NXP’s designated representatives and auditors shall have the right, upon reasonable notice, to inspect the facilities used in connection with IPextreme’s undertakings hereunder and to audit all relevant books and records of IPextreme to ensure IPextreme’s compliance with the terms and conditions of this Agreement, including, without limitation, to verify the correctness of Quarterly Reports and the proper payment of royalties due hereunder for the Technology. Such audits will be conducted during normal business hours. IPextreme shall willingly co-operate and provide all such assistance and information in connection with such audit as NXP and/or its auditors may require. The audit will be conducted at NXP’s expense, unless the audit reveals that IPextreme has breached the license terms under this Agreement and/or has underpaid the amounts owed to NXP by three percent (3%) or more, in which case IPextreme will forthwith reimburse NXP for all reasonable costs and expenses incurred by NXP in connection with such audit. IPextreme shall promptly pay to NXP any amounts shown by any such audit or audit certificate to be owed. If the amounts due to be paid to NXP is greater than the amounts actually paid to NXP, IPextreme shall promptly pay any such payment shortage with interest calculated from the date of such underpayment subject to an interest percentage of one and a half percent (1.5%) per month or the maximum rate permitted by applicable law, whichever is lower.

5.9.    Confidentiality. Any information provided by or on behalf of IPextreme to NXP or NXP’s auditors in writing and marked as ‘Confidential’ under this Section 5.0, shall be treated by NXP as Confidential Information of IPextreme, save that the foregoing shall not prevent NXP form using such information for or in any action against IPextreme.
SECTION 6.0 - TERM; TERMINATION
6.1.    Term. This Agreement shall commence on the Effective Date and shall remain in force and effect for a period of [*] years, unless terminated sooner as set forth herein, with the understanding that this Agreement may be extended, each time for a renewed term of [*] years in mutual written agreement between the Parties, provided that such agreement is reached ultimately 3 (three) months prior to the expiration of the running contract period.
6.2.    Termination. Without prejudice to any other rights or remedies NXP has or may have hereunder and under the applicable law, NXP is entitled to terminate this Agreement with immediate effect by written notice to IPextreme, if:
a.    IPextreme fails to make any payment under this Agreement within thirty (30) days of the date on which such payment was ultimately due; or
b.    IPextreme breaches or fails to perform any of the terms or conditions of this Agreement, and: (i) such breach or failure is not capable of remedy; or (ii) such breach or failure, if capable of remedy, is not remedied within thirty (30) days after written notice requiring such breach or failure to be remedied; or (iii) IPextreme has otherwise come in default; unless such breach or failure, having regard to its nature or minor importance, does not justify this termination with its consequences; or
c.    a creditor or other claimant takes possession of any of the assets of IPextreme; or
d.    a voluntary or involuntary petition in bankruptcy or winding up is filed against IPextreme; or
e.    any proceedings in insolvency or bankruptcy (including reorganization) are instituted against IPextreme; or
f.    a trustee or receiver is appointed over IPextreme; or
g.    any assignment is made for the benefit of creditors of IPextreme; or
h.    a Change of Control occurs in relation to IPextreme; or
i.    this Agreement requires the approval or validation by competent governmental authorities.

6.3.    Consequences of termination or expiration. Upon termination or expiration of this Agreement:
a.    all licenses granted under this Agreement shall immediately end except as expressly set forth otherwise herein; and
b.    all payments to be made under this Agreement shall become immediately due and payable with the understanding that payments to NXP shall also be due on all Licensed Products made prior to the date of expiration or termination of this Agreement where IPextreme shall submit to NXP within thirty (30) days after expiration or termination of this Agreement a reporting form stating the number and nature of such Licensed Products; and
c.    IPextreme shall immediately return to NXP, or destroy - so to the sole discretion of NXP - all Technology and other Confidential Information furnished hereunder, including any and all copies and derivative works thereof. In case, NXP requests IPextreme to destroy these materials and information, IPextreme shall subsequently provide NXP within ultimately thirty (30) days of such termination or expiration, with a written certificate signed by a duly authorized representative of IPextreme confirming IPextreme’s destruction as set forth above.
6.4.    No compensation. IPextreme shall not be entitled vis-a-vis NXP to any compensation based on the expiration or termination of this Agreement.
6.5.    Survival. Any expiration or termination of this Agreement for whatsoever reason shall not prejudice the provisions which by their nature must be deemed to survive such expiration or termination and shall not affect any accrued rights or liabilities of either Party. For the avoidance of doubt, it is expressly agreed that any and all Technology related agreements entered into by IPextreme with its Customers prior to the date of termination or expiration of this Agreement, shall continue in force and effect for the then remaining term thereof subject to IPextreme’s compliance with the (surviving) terms and obligations under this Agreement including but not limited to IPextreme’s ongoing sharing of the revenues referred to in Section 5.0.
SECTION 7.0 - CONFIDENTIALITY
7.1.    Obligations. With respect to each portion of Confidential Information disclosed pursuant to this Agreement, the receiving Party agrees, for a period of five (5) years (and unlimited amount of years for the Technology itself) from the date of disclosure, not to:
a.    use such Confidential Information for any purpose, other than for the purpose set forth under Clause 2.1; and
b.    disclose the disclosing Party’s Confidential Information to any third party, except to its and its Affiliates’ employees, consultants and contractors who (A) have a legitimate “need to know” to accomplish said purpose under Clause 2.1, and (8) are obligated to keep secret and protect such Confidential Information pursuant to terms and conditions no less protective of the disclosing Party than those contained in this Agreement. A breach of the confidentiality obligations by a Party’s employees, Affiliates, consultants or contractors shall constitute a breach by such Party and such Party shall be liable for any damages resulting there from.
The receiving Party shall furthermore adopt appropriate security measures to safeguard the disclosing Party’s Confidential Information from theft, access or use by unauthorized persons and shall exercise the same degree of care in protecting such information as required hereunder as the receiving Party uses to protect its own Confidential Information of a similar nature, but in no event shall less than reasonable care be used. The Technology and all other information furnished by or on behalf of NXP hereunder is hereby designated Confidential Information of NXP and shall be treated by IPextreme accordingly.
7.2.    Exclusions. The receiving Party’s obligations referred to above shall not apply to any data or information that it can prove:
a.    is lawfully possessed or known by the receiving Party, prior to the time of receipt from the disclosing Party, without use or disclosure restrictions; or
b.    is or becomes publicly available through no act or omission of the receiving Party; or
c.    is lawfully furnished to the receiving Party by a third party, after the time of receipt from the disclosing Party, without use or disclosure restrictions; or
d.    is independently developed by the receiving Party without use of or reference to any of the disclosing Party’s Confidential Information.
Furthermore, a (partial) disclosure by the receiving Party that is required pursuant to any judicial or governmental proceeding shall not be considered a breach of this Agreement, provided that the receiving Party promptly after learning of such action shall notify the disclosing Party thereof to give the disclosing Party the opportunity to contest disclosure or to seek any available legal remedies to maintain such information in confidence.
7.3.    Terms. Neither Party shall publicize or disclose the actual terms of this Agreement to any third party, other than on a confidential basis to its legal and financial advisors, without the prior written consent of the other Party, except as otherwise may be required by law.
SECTION 8.0 - INDEMNIFICATION
8.1.    Indemnification for NXP. IPextreme shall, at IPextreme’s expense, defend, or cause to be defended, NXP against any third party legal proceedings brought against NXP for:
a.    any breach by IPextreme of its representations and obligations hereunder; or
b.    losses, damages or expenses of whatever nature relating to the Licensed Designs or their use, notwithstanding Clause 8.2 below;

and will pay the costs or damages awarded against, and effectively incurred by, NXP by final judgment to the extent these costs or damages are directly and solely attributable to such breach or use.
8.2.    Indemnification for IPextreme. NXP shall, at NXP’s expense, defend, or cause to be defended, IPextreme against third party legal proceedings brought against IPextreme for (alleged) copyright infringement or trade secret misappropriation related to the Technology and will pay the costs or damages awarded against, and effectively incurred by, IPextreme by final judgment to the extent these costs or damages are directly and solely attributable to such infringement or misappropriation, provided NXP: (i) is promptly notified of such third party claim or action; (ii) has sole control of the defense and all negotiations for settlement, including but not limited to the selection of counsel; and (iii) is provided by IPextreme with all reasonable information, cooperation and assistance to settle or defend such claim or action.
Notwithstanding the above, NXP shall have no obligation or liability hereunder if the claim or action to which the legal proceedings pertain relates to, or arises from, wholly or partially:
a.    the combination or implementation of Technology with IPextreme’s or third party’s materials, unless it is determined by a court of competent jurisdiction that the Technology is the sole infringing element of such claim; or
b.    the modification, customization or translation of the Technology, or any portion of the Technology; or
c.    the unauthorized use or distribution of the Technology; or
d.    the infringement of any third party’s Intellectual Property Rights covering the manufacture, testing or application of any assembly, circuit, combination, method or process in which the Technology may have been used; or
e.    any license, right or immunity excluded in Clause 2.5 (b); or
f.    any cause, which is outside the scope of influence of NXP.
IPextreme shall indemnify NXP according to the same principles for the excess, for any third party legal proceedings brought against NXP for any such exception under a. through f. and for any failure to inform NXP timely or provide NXP with the required reasonable assistance.
8.3.    Remedies. If the Technology is, or in NXP’s opinion is likely to become, the subject of a claim of infringement or misappropriation as referred to under Clause 8.2 above, NXP shall have the right, without obligation and at its sole discretion, to:
a.    procure for IPextreme the right to continue to use the Technology furnished by NXP hereunder; or
b.    replace or modify the Technology by NXP furnished hereunder in such a way as to make such non-infringing; or

c.    terminate this Agreement, provided that in the event of such termination, NXP shall, as sole remedy to IPextreme, refund the amounts received by NXP hereunder over the previous twelve (12) months that is then subject to the claimant’s continuing claim of infringement or trade secret misappropriation.
8.4.    Entire liability. Subject to the limitations set forth in Section 9.0 below, the foregoing states NXP’s entire liability and obligations and IPextreme’s sole remedy with respect to any actual or alleged infringement or misappropriation of any Intellectual Property Rights of any kind.
SECTION 9.0 - LIMITATION OF LIABILITY
9.1.    Limitation. EXCEPT FOR ANY DAMAGES PURSUANT TO ANY BREACH OR VIOLATION OF THE PROVISIONS UNDER SECTION 7.0 (‘CONFIDENTIALITY’), THE AGGREGATE LIABILITY OF NXP, INCLUDING BUT NOT LIMITED TO ANY LIABILITY PURSUANT TO SECTION 8.0 (‘INDEMNIFICATION’), SHALL IN NO EVENT EXCEED THE AMOUNT ACTUALLY RECEIVED BY NXP UNDER THIS AGREEMENT IN THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO ANY SUCH LIABILITY. IPEXTREME ACKNOWLEDGES THAT THE AMOUNTS TO BE PAID BY IPEXTREME UNDER THIS AGREEMENT REFLECT THIS ALLOCATION OF RISK.
9.2.    Exclusion. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NXP SHALL NOT BE LIABLE FOR ANY TYPE OF INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS, HOWSOEVER CAUSED OR ARISING, ON ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO ANY RECALL COSTS, LOST PROFITS, LOST INCOME AND/OR REVENUE, LOSS OF OPPORTUNITY, LOST PRODUCTION, LOSS OF - OR DAMAGE TO - GOODWILL AND REPUTATION, LOST SHELF-SPACE, LOST DATA, LOST INTEREST AND LOST SAVINGS. THIS LIMITATION SHALL APPLY EVEN IF NXP HAS BEEN ADVISED, OR IS AWARE, OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS.
9.3.    Term for Claims. Any claim for damages against NXP must be brought by IPextreme within ninety (90) days of the date of the event giving rise to any such claim, and any lawsuit relative to any such claim must be filed within one (1) year of the date of the claim.
SECTION 10.0 - FORCE MAJEURE
Neither Party shall be in default of its obligation(s) hereunder to the extent that its performance is delayed or prevented by a force majeure, which is defined as an event, circumstance, or act of a third party that is beyond the Party’s reasonable control and could not have been avoided by the exercise of due care. Upon the occurrence of a force majeure, the Party claiming a force majeure will provide the other Party with written notice, including the estimated delay and actions being taken or planned to avoid or minimize the impact of any delay. The Party claiming a force majeure will have the burden of establishing that a force majeure has delayed delivery or performance and to use commercially reasonable efforts to minimize the delay. If a force majeure event results in a delay of more than thirty (30) days, the other Party may cancel any further delivery or performance, including pending deliveries, without liability.
SECTION 11.0 - COMPLIANCE WITH LAWS; EXPORT CONTROL
Each Party shall comply with all applicable export and import control laws and regulations and, in particular, will not in any way whatsoever export or re-export the Technology, in whole or in part, without all required national and international government licenses, approvals, or waivers. IPextreme furthermore expressly agrees that it will not knowingly transfer, divert, export or re-export, directly or indirectly, any product, software, including software source code, or technical data restricted by such regulations or by other applicable national regulations, received from NXP hereunder, or any direct product of such software or technical data to any person, firm, entity country or destination to which such transfer, diversion, export or re-export is restricted or prohibited by applicable law, without obtaining prior authorization from the applicable competent government authorities to the extent required by those laws. This provision shall survive any termination of this Agreement.
SECTION 12.0 - GOVERNING LAW; DISPUTES
This Agreement and all other agreements related hereto or resulting from this Agreement shall be governed by the substantive laws of the Netherlands without regard to any principle of conflicts of law. All disputes arising under, or in connection with, this Agreement, as well as any and all other agreements related hereto or resulting from this Agreement, shall be finally settled by arbitration in accordance with the Arbitration Rules of the Netherlands Arbitration Institute (NAI) provided, however, that NXP may: (i) enforce its Intellectual Property Rights in any court of competent jurisdiction, including but not limited to equitable relief; and (ii), elect, in its sole discretion, to bring legal action regarding any dispute or controversy relating to IPextreme’s non-or late, payment of any amounts payable hereunder, before: (i) the competent court in Amsterdam, the Netherlands; or (ii) the state or federal courts located in the Northern District of California, USA; to whose jurisdiction in these matters IPextreme hereby expressly submits and consents to, for the exclusive benefit of NXP. IPextreme acknowledges that a breach of its obligations under this Agreement may cause irreparable damage for which recovery of money damages would be inadequate, and that, in addition to any and all remedies available at law, NXP shall be entitled to seek injunctive relief to protect its rights and interest under this Agreement.
The place of arbitration shall be Amsterdam, the Netherlands. The arbitration shall be conducted in the English language. The arbitrators shall not have the right to issue injunctive relief. The arbitral award shall be binding upon the Parties and shall be enforceable in any court of competent jurisdiction. The Parties undertake and agree that all arbitral proceedings conducted under this Section shall be kept confidential in accordance with the confidentiality obligations in force between the Parties, unless otherwise mutually agreed by the Parties under a written, stipulated protective order for such arbitration, and all information, documentation, materials in whatever form disclosed in the course of such arbitral proceeding shall be used solely for the purpose of those proceedings.

SECTION 13.0 - MARKETING
13.1.    Promotion. IPextreme will use its best efforts to promote and market the Technology and related Licensed Designs on an on-going basis and NXP will provide commercially reasonable support to such promotion and marketing by IPextreme. IPextreme will furthermore undertake marketing activities, which could include sponsoring of conferences, web seminars, white papers, and contributed articles.
13.2.    Press Release. IPextreme will have the right to issue a press release within forty-five (45) days of the Effective Date with a quote from NXP. Such press release will require the prior written approval of each Party.
13.3.    Prioritization. IPextreme shall have the right, at its sole discretion, to prioritize the scope and extent of its marketing, sales, and the requisite engineering efforts based on its market research and direct feedback from prospective Customers.
SECTION 14.0 - MISCELLANEOUS.
14.1.    Relationship. The Parties hereto intend to establish a relationship of licensor and licensee and as such are independent contractors with neither Party having authority to act as an agent or legal representative of the other to create any obligation, express or implied, on behalf of the other. Nothing in this Agreement shall create a joint venture, partnership or principal-agent relationship between the Parties. Each Party shall be liable for any failure of its Affiliates, contractors and consultants to abide by the provisions of this Agreement as if such failure was the act or omission of such Party.
14.2.    Costs and Expenses. Except as expressly otherwise set forth herein, all costs and expenses, including but not limited to fees and disbursements of counsel, advisors, contractors and consultants, incurred in connection with this Agreement and the undertakings contemplated herein, shall be paid by the Party incurring such costs and expenses.
14.3.    Assignment. IPextreme shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of NXP. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Without limiting the generality of the foregoing, a Change of Control over IPextreme shall be deemed an assignment of this Agreement by IPextreme for the purpose of this Clause. Any attempted assignment other than in strict compliance with this Clause shall be void. NXP shall be free to assign this Agreement.
14.4.    Notices. All notices, requests, demands, claims and other formal communications made hereunder shall be in writing and shall be deemed delivered upon hand delivery, upon receipt if by acknowledged facsimile communication, or upon receipt if sent by world renown overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to a Party at its address set forth below or such other address of which a Party may notify the other Party from time to time.

14.5.    Waiver. A waiver of any right hereunder shall in no way waive any other rights. No waiver, alteration, modification or amendment of this Agreement shall be effective unless in writing and signed by both Parties.
14.6.    Severability. In the event that any term or other provision of this Agreement is held to be invalid, illegal or unenforceable by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in force and effect and such provision shall be deemed amended to achieve the economic effect of the intent of the Parties in a valid, lawful and enforceable manner, or if not possible, be deleted and ineffective to the extent thereof, without affecting any other condition or provision of this Agreement.
14.7.    Headings. The headings and captions to Sections, Clauses and Appendices of this Agreement are for reference only and shall not affect the construction or interpretation of this Agreement.
14.8.    Construction. All representations and warranties set forth herein shall be narrowly construed and limited specifically to the terms set forth therein.
14.9.    Entire Understanding. This Agreement constitutes the entire agreement regarding the subject matter hereof and supersedes all prior agreements, (memorandum of) understandings and communications, oral and written, between the Parties regarding the subject matter hereof without prejudice to the confidentiality or nondisclosure arrangements made between the Parties prior to the Effective Date hereof. The provisions of Sections 1.0 through 14.0 of this Agreement shall prevail over any conflicting provisions in the Appendices.
14.10.    Execution. This Agreement may be executed in counterparts (and may be exchanged by fax or e-mail when signed), each of which shall be deemed to be an original, and all of such counterparts shall together constitute one instrument.

IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this Agreement as of the Effective Date:

NXP Semiconductors Netherlands B.V.	IPextreme, Inc.

/s/ John Schmitz	/s/ Warren Savage

Name: John Schmitz	Name: Warren Savage

Function: Senior Vice President – IP&L	Function: President and CEO

Date: Nov. 2, 2015	Date: Nov. 2, 2015

Address for notices:	Address for notices:

NXP Semiconductors Netherlands B.V.	IPextreme, Inc.

c/o Intellectual Property & Licensing Department	Attn. President – CEO

High Tech Campus 60	808 E. McGlincy Ln

5656 AE Eindhoven	Campbell

The Netherlands	CA 95008 USA

Attn.: Head of the IP Department	Fax nr.: [ ]

Fax nr.:[ ]

Copy to: Attn. General Council, Legal dpt.

Fax nr.: [ ]

Appendix A-1
IP3511 - USB 2.0 Full Speed Device Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
[*]
3.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
4.    SUPPORT
Per Appendix B

Appendix A-2
IP3516 - USB 2.0 Full Speed Device and Host Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix A-3
IP3511_HS - USB 2.0 High Speed Device Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix A-4
IP3516_HS - USB 2.0 High/Full/Low Speed Device and Host Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix A-5
IP3525- [*] USB 2.0 High Speed PHY
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix A-6
[*] USB 1.1 Full and Low Speed 10
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
Subject to availability, NXP will transfer the following technical information to IPextreme.
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix A-7
[*] USB 1.1 Full and Low Speed 10
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
Subject to availability, NXP will transfer the following technical information to IPextreme.
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E.
B.    Running Royalty:
Per Appendix E.
C.    Packaging Costs:
Per Appendix E & F.
3.    SUPPORT
Per Appendix B

Appendix B
Transfer and 2nd-line support from NXP
1.    LIMITED SUPPORT LEVEL AGREEMENT (“LSLA”)
A.    Support nature: NXP will within a period of 12 months after the Effective Date provide limited support (“NXP Support”) to IPextreme by transferring the Technology as described in Appendices A-1 to A-7 and support its conversion into Licensed Designs as well as provide initial 2nd-line support to assist IPextreme with first lead customers in using those Licensed Designs. Following this 12-month period, NXP may continue to provide support requested by IPextreme at its own discretion.
B.    Support amount: the amount of NXP Support is limited in effort as follows:

For support efforts related to	Appendix	Hours in 2015	Hours in 2016
System and digital	A-1 to A-4	40	192
NXP specific technology node & library POK support	A-5 to A-7	8	32
IP3525 - 90nm USB 2.0 High Speed PHY	A-5	32	128
[*] USB 1.1 Full and Low Speed IO	A-6
[*] USB 1.1 Full and Low Speed IO	A-7	0	64
C.    Support response times: as NXP’s support needs to be organized as background task, response times will be to NXP’s discretion only while based on commercially reasonable criteria. As a result, the following support procedures will be used:
a.    The IPextreme representative (specified in Appendix D) shall request support to an authorized NXP representative (specified in Appendix D) with the following information:
i.    The support request itself
ii.    Timeframe for when support is needed
b.    The NXP representative will determine:
i.    Which NXP Support person will be responsible for the requested support
ii.    When that person is available to begin that support
iii.    How much time is allocated to that support
iv.    When will the support activity be completed v.    Report this data back to IPextreme within two (2) NXP working days (“NXP Working Days”)
c.    The IPextreme representative will either authorize or not authorize the support activity by NXP

d.    At the conclusion of the support request, NXP will provide a written summary to IPextreme of the support activity and hours used in completion of that activity.
2.    NXP SUPPORT COMPENSATION BY IPEXTREME
NXP shall be compensated by IPextreme for its support efforts as further quantified in Appendix E.

Appendix C
Example Revenue and Quantities Reporting Form for each Licensed Design
NXP Semiconductors Netherlands B.V.
To: [           ]
Cc: [           ]
Intellectual Property & Licensing Dpt.
High Tech Campus 605656 AG Eindhoven
The Netherlands
Date: _____________
Ref: IPextreme-NXP TLDA Quarterly Report (Licensed Design number/sequential quarter number)
Dear Madam/Sir,
Please find below IPextreme’s quarterly report under the technology license and distribution agreement setting forth the revenues received by or on behalf of IPextreme during the quarterly period specified below, as well as the specification of the corresponding amount of revenues due to NXP in connection therewith.

Licensed Design:

Calendar Quarter ending:
Number of this Licensed Designs sold this quarter to Customers:     [*]

The abovementioned total amount shall be paid by IPextreme by wire transfer into NXP’s bank account number specified as:
NXP Semiconductors Netherlands B.V.
[         ]
IBAN: [         ]
SWIFTCODE: [         ]
or such other bank account designated by NXP to IPextreme in writing.
I attest that the above is true, complete and accurate and has thus been signed and submitted on behalf of IPextreme, Inc.
Name: ....................................
Title: ......................................

Appendix D
Contacts for operational correspondence
1.    IPextreme
business/project manager:

Name:	Warren Savage
Phone:	[ ]
Mobile:	[ ]
Fax:	[ ]
Email:	[ ] with a copy to [ ]
2.    NXP
business/project manager:

Name:	[ ]
Phone:	[ ]
Mobile:	[ ]
Fax:	[ ]
Email:	[ ] with a copy to:
For technical support: [ ]
For other operational matters, including finance: [ ]
These contacts can be updated in writing by both IPextreme and NXP

Appendix E
Financial compensation to NXP by IPextreme
1.    FINANCIAL PRINCIPLES
A.    NXP shall be financially compensated for IPextreme’s use of NXP Support (as defined in Appendix B).
B.    NXP shall be financially compensated for the Technology (as defined in Appendices A-1 to A-7) used in Licensed Designs that are sublicensed to Customers by IPextreme.
C.    NXP shall be financially compensated with a “Finders Fee” (as further explained in this Appendix E, Section 5) for introducing potential customers to IPextreme.
D.    There will be no payments from NXP to IPextreme.
E.    All financial compensation to NXP shall be derived from the income IPextreme receives from the sale of Licensed Designs.
F.    Revenue split: Income (minus pre-agreed costs “Packaging Costs” as further defined in this Appendix E, Section 3) obtained by IPextreme (and reported via the Quarterly Report described in Appendix C) from selling Licensed Designs will be paid out to NXP by IPextreme on a quarterly basis (“Quarterly Payout”) according to a split percentage further described in this Appendix E, Section 2).
G.    Reference pricing: for all Licensed Design modules (described in Appendices A-1 to A-7) NXP and IPextreme agreed reference selling prices (“Module Reference Price”) listed in Table 1 as further provided in this Appendix E, Section 4.
H.    Discounts: IPextreme has the freedom to negotiate commercially reasonable discounts with its prospects for each of the Licensed Designs, however not below [*]% of the applicable Module Reference Price per use {adjusted for “Annual Price Erosion” also given in Table 1.) without prior written approval of NXP. Moreover, for any discounted Licensed Design sale, the applied discount must not be lower than for any other product sale of IPextreme to the same customer that can be directly or indirectly linked to this sale.
2.    REVENUE SPLIT
A.    Regular cases: the baseline revenue split agreed is [*]% for IPextreme and [*]% for NXP.
B.    Finder’s fee NXP bonus: in case of a Licensed Design customer brought to IPextreme by NXP, a [*]% bonus payment (“Finder’s Fee”) is granted to NXP, leading to a revenue split of [*]% for IPextreme and [*]% for NXP. The terms and conditions for a Finder’s Fee to be applicable are further discussed in this Appendix E, Section 5.
C.    IPextreme Prepayment bonus: in case of a quarterly extra advanced payment (“Prepayment”) to NXP by IPextreme provided a prior agreement of NXP in writing, IPextreme gets an accumulative [*]% bonus discount, leading in the regular case of above Section 2.A. to a revenue split of [*]% for IPextreme and [*]% for NXP (and in the Finder’s Fee case of above Section 2.B. to a revenue split of [*]% for IPextreme and [*]% for NXP) for Licensed Designs sold in the quarter during which the

Prepayment was made. The terms and conditions for such Prepayments are further discussed in this Appendix E, Section 6.
3.    PACKAGING COSTS
A.    Packaging: IPextreme needs to undertake certain Modifications of the NXP Technology leading to Packaging Costs for IPextreme for all preparations to sell Licensed Design modules based on the Technology described in Appendices A-1 to A-7 and/or port the analog parts of the Technology to other foundries and technology nodes.
B.    Packaging Costs: costs for Licensed Design preparations such as product documentation, user scripts, test benches and marketing collateral.
C.    Compensation for Packaging Costs: IPextreme will be compensated for its costs and efforts under the following conditions:
•There will be no upfront payments from NXP to IPextreme
•No compensation shall be taken unless NXP has approved in writing the Licensed Design specifications resulting from the activities described in Appendices F-1 to 7
•The share of NXP in IPextreme’s Packaging Costs is [*]% for each Licensed Design created by IPextreme
•Compensation will be taken from NXP’s share of revenue proceeds as described above in this Appendix E, Section 2 up to a maximum of [*]% of any Quarterly Payout per Licensed Design as described hereunder in Section 3.F.
D.    Included SoWs: this Agreement further contains SoWs (further described in Appendices F-1 to 7) covering the Modifications on the Technology modules described in Appendices A-1 to 4 leading to four (4) digital RTL-based “Soft IP” Licensed Design products, on the Technology modules described in Appendices A-5 & A-7 leading to two (2) mixed-signal “Hard IP” Licensed Design products in generic TSMC [*] technology and on the Technology module described in Appendix A-6 leading to one (1) Hard IP Licensed Design product in generic TSMC [*] technology. Under no circumstance shall the aggregated Packaging Costs described in Appendices F-1 through F-7 be greater than $[*].
E.    Additional SoWs can be later added after mutual agreement in writing to this Agreement as i-numbered Appendices F-(i) to create new Licensed Design variants for sale to Customers, e.g. to support other chip foundries or process nodes, new features, specification updates, etc..
F.    Packaging Cost recovery: each SoW also provides in a Packaging Cost summary for the creation of the covered Licensed Design of which NXP share (as described above in Section 3.C) in the Packaging Cost can be deducted only from resulting corresponding Licensed Design revenue share (as described above in this Appendix E, Section 2) for NXP and reported on the Quarterly Reports as described in Appendix C.

4.    MODULE REFERENCE PRICES
A.    Table 1: Module Reference Prices for the seven (7) initially covered Licensed Designs under this Agreement and referring to the Technologies described in Appendices A-1-A-7:
[*]
B.    The Annual Price Erosion will be calculated from the time passed after Effective Date in steps of twelve (12) months.
5.    FINDER’S FEE PROCEDURE
A.    Leads: NXP has the possibility to notify (in writing) any interested candidate (“Lead”) to buy Licensed Designs from IPextreme.
B.    Response time: As soon as NXP has forwarded such Lead IPextreme has ten (10) of its working days (“IPextreme Working Days”) to qualify the lead and inform NXP that the Lead will be commercially pursued. If not pursued, NXP is entitled to look for other options to have this Lead taken care of.
C.    Finder’s Fee acknowledgement: within the same 10 IPextreme Working Days following NXP’s Lead notification, IPextreme has the option if applicable to prove in writing that IPextreme had been already informed about the same Lead for the same Licensed Design by any other channel, in such case the [*]% Finder’s Fee bonus for NXP would be applicable as described in Appendix E, Section 2.B.
6.    PREPAYMENTS PROCEDURE
A.    Request for Prepayment: one (1) month prior to the issuing deadline for a forthcoming Quarterly Report, IPextreme has the option to propose a Prepayment amount on top of the applicable Quarterly Revenue to be reported to NXP.
B.    NXP Prepayment authorization: within 2 weeks following IPextreme’s Prepayment request has the option to accept such Prepayment, only in which case IPextreme will be obliged to add the Prepayment amount to the applicable Quarterly Report, in which case the Prepayment discount of 5 % bonus will be granted to IPextreme as described in Appendix E, section 2.C.
7.    NXP SUPPORT PAYMENTS
A.    NXP Support hours will be preordered by IPextreme in portions of 20 hours by official email request, to be renewed each time when taken up according to the procedure described in Appendix B, Section 1.C.
B.    The applicable hour rate for NXP Support will be [*]USD.

C.    Upon Effective Date, NXP will invoice IPextreme for NXP Support costs covering an initial order of 20 hours for the amount of [*]USD.

Appendix F-1
Statement of Work for IP3511 - USB 2.0 Full Speed Device Controller (“USB FS Device”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
•To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
•To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) that can be created as easily and inexpensively as possible.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy to use interface for configuring the IP and generation of EDA-neutral scripts for integration into the customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are cleanly isolated from technology independent regions.

3.    Final RTL code shall be VHDL and technology independent.
4.    The design shall be configurable so that Customers can easily configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and l/O interface.
B.    Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C.    Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+4 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+12 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of [*] per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.
IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-2
Statement of Work for IP3516 - USB 2.0 Full Speed Device and Host Controller (“USB FS Device+Host”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
“    To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
•To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
•To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) that can be created as easily and inexpensively as possible.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy to use interface for configuring the IP and generation of EDA-neutral scripts for integration into the customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are cleanly isolated from technology independent regions.

3.    Final RTL code shall be VHDL and technology independent.
4.    The design shall be configurable so that Customers can easily configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.  Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and 1/0 interface.
B.  Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+4 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+12 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of [*] per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.
IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-3
Statement of Work for IP3511_HS - USB 2.0 High Speed Device Controller (“USB HS Device”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
•To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
•To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) that can be created as easily and inexpensively as possible.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy to use interface for configuring the IP and generation of EDA-neutral scripts for integration into the customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are cleanly isolated from technology independent regions.

3.    Final RTL code shall be VHDL and technology independent.
4.    The design shall be configurable so that Customers can easily configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.  Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and 1/0 interface.
B.  Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+4 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+12 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of [*] per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.
IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-4
Statement of Work for IP3516_HS - USB 2.0 High/Full/Low Speed Device and Host Controller (“USB HS Device+Host”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
•To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
•To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) that can be created as easily and inexpensively as possible.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy to use interface for configuring the IP and generation of EDA-neutral scripts for integration into the customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are cleanly isolated from technology independent regions.

3.    Final RTL code shall be VHDL and technology independent.
4.    The design shall be configurable so that Customers can easily configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.  Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and 1/0 interface.
B.  Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+4 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+12 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of $125 USD per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.
IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-5
Statement of Work for IP3525-[*] USB 2.0 High Speed PHY [*]
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard industry format for mixed-signal IP, such as the TSMC 9000 standard.
2.    The Licensed Design shall include all the necessary views for customer integration by the Customer in the Licensed Product.
3.    Testing and validation should be done to insure the Licensed Design can be integrated in the Customer’s Licensed Product.
4.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
5.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.

III.    Major Milestone and Project Flow
A. Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and 1/0 interface.
B. Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+2 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+8 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of $125 USD per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.

IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-6
Statement of Work for [*] USB 1.1 Full and Low Speed 10 [*]
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard industry format for mixed-signal IP, such as the TSMC 9000 standard.
2.    The Licensed Design shall include all the necessary views for customer integration by the Customer in the Licensed Product.
3.    Testing and validation should be done to insure the Licensed Design can be integrated in the Customer’s Licensed Product.
4.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
5.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.

III.    Major Milestone and Project Flow
A. Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and 1/0 interface.
B. Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+2 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+8 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of [*] per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.

IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

Appendix F-7
Statement of Work for [*]USB 1.1 Full and Low Speed 10 [*]
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has the following objectives:
•To develop a Licensed Design with a set of features that are attractive to the worldwide USB market
•To develop the appropriate sales and marketing collateral for the Licensed Design
•To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
•To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard industry format for mixed-signal IP, such as the TSMC 9000 standard.
2.    The Licensed Design shall include all the necessary views for customer integration by the Customer in the Licensed Product.
3.    Testing and validation should be done to insure the Licensed Design can be integrated in the Customer’s Licensed Product.
4.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
5.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.

III.    Major Milestone and Project Flow
A. Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and I/O interface.
B. Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C. Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B and E.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+2 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+8 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E at the rate of [*] per person hour for the efforts described in this Statement of Work.
NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B.

IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
FIRST AMENDMENT
TO
TECHNOLOGY
LICENSE AND DISTRIBUTION
AGREEMENT
BY AND BETWEEN
NXP SEMICONDUCTORS NETHERLANDS B.V.
AND
IPEXTREME, INC.
1.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
This first amendment to the Technology License and Distribution Agreement (“FIRST AMENDMENT”), is effective of the last signature date below, is entered into by and between:
1.    NXP Semiconductors Netherlands B.V., a corporation duly incorporated under the laws of the Netherlands, having its principal office at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXP”), and
IPextreme, Inc., a corporation duly incorporated under the laws of Delaware, USA, having offices at 808 East McGlincy Lane, Campbell, CA 95008, USA (“IPextreme”).
IPextreme and NXP are collectively referred to as “Parties” and individually referred to as a “Party”.
WHEREAS, the Parties have entered into an agreement dated to 30 October 2015 to license to market, promote, distribute and sell products and services based on certain NXP technology; the parties agree to amend that agreement to include additional NXP technology.
NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, the Parties have agreed as follows:
1.    The Agreement is amended to add Appendix A-8 in its entirety which is incorporated herein by this reference.
2.    The Agreement is amended to add Appendix B-1 in its entirety which is incorporated herein by this reference.
3.    The Agreement is amended to add Appendix E-1 in its entirety which is incorporated herein by this reference.
4.    The Agreement is amended to add Appendix F-8 in its entirety which is incorporated herein by this reference.
5.    IPextreme shall not retain any offsets of Packaging Costs associated with NXP (including legacy Freescale) products from NXP’s share of licensing proceeds while there remains a backlog in payments (including any accumulated interest payment obligations thereof) owed to NXP. The hereby non-retained Packaging Costs shall reduce the remaining backlog accordingly.
6.    The Agreement is amended to replace clause 3.F in Appendix E in its entirety by:
Packaging Cost recovery: each SoW also provides in a Packaging Cost summary for the creation of the covered Licensed Design of which NXP share (as described above in Section 3.C) in the Packaging Cost reported by IPextreme can be deducted only from resulting corresponding
2.

Licensed Design revenue share (as described above in this Appendix E, Section 2) for NXP and reported on the Quarterly Reports as described in Appendix C.
7.    Counterparts. This FIRST AMENDMENT may be executed in one or more original counterparts, all of which together will constitute one agreement, and facsimile signatures will have the same effect as original signatures.
IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this FIRST AMENDMENT as of the Effective Date: April 20, 2016

NXP Semiconductors Netherlands B.V.		IPextreme, Inc.

/s/	John Schmitz	/s/	Warren Savage
Name: John Schmitz		Name: Warren Savage

Title: SVP Mgr. IP Special Projects		Title: President & CEO
3.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT

Date	Date
Appendix A-8
FlexCAN-FD Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
Subject to the wiring to NXP by IPextreme of [*] USD (in words [*] US dollars) covering IPextreme’s outstanding Quarterly Reports payment backlog within one week after this First Amendment to have become effective, NXP will transfer the following technical information to IPextreme.
[*]
3.    COMPENSATION
A.    License Fees:
Per Appendix E-1.
B.    Running Royalty:
Per Appendix E-1.
C.    Packaging Costs:
Per Appendix E-1 & F-8.
4.    SUPPORT
Per Appendix B-1.
4.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
Appendix B-1
Transfer and 2nd-line support from NXP
1.    LIMITED SUPPORT LEVEL AGREEMENT (“LSLA”)
A.    Support Nature: NXP will within a period of 12 months after the Effective Date provide limited support (“NXP Support”) to IPextreme by transferring the Technology as described in Appendix A-8 and support its conversion into Licensed Designs as well as provide initial 2nd line support to assist IPextreme with first lead customers in using those Licensed Designs. Following this 12-month period, NXP may continue to provide support requested by IPextreme at its own discretion.
B.    Support Amount: The amount of NXP Support is limited in effort as follows:

For support efforts related to	Appendix	Hours
System and digital	A-8	120

C.    Support Response Times: As NXP’s support needs to be organized as background task, response times will be to NXP’s discretion only while based on commercially reasonable criteria. As a result, the following support procedures will be used:
a.    The IPextreme representative (specified in Appendix D) shall request support to an authorized NXP representative (specified in Appendix D) with the following information:
i.    The support request itself
ii.    Timeframe for when support is needed
b.    The NXP representative will determine:
i.    Which NXP Support person will be responsible for the requested support
ii.    When that person is available to begin that support
iii.    How much time is allocated to that support
iv.    When will the support activity be completed
v.    Report this data back to IPextreme within two (2) NXP working days (“NXP Working Days”)
c.    The IPextreme representative will either authorize or not authorize the support activity by NXP
d.    At the conclusion of the support request, NXP will provide a written summary to IPextreme of the support activity and hours used in completion of that activity.
5.

2.    NXP SUPPORT COMPENSATION BY IPEXTREME
NXP shall be compensated by IPextreme for its support efforts as further quantified in Appendix E-1.
6.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
Appendix E-1
Financial compensation to NXP by IPextreme
1.    FINANCIAL PRINCIPLES
A.    NXP shall be financially compensated for IPextreme’s use of NXP Support (as defined in Appendix B-1).
B.    NXP shall be financially compensated for the Technology (as defined in Appendix A-8) used in Licensed Designs that are sublicensed to Customers by IPextreme.
C.    NXP shall be financially compensated with a “Finders Fee” (as further explained in this Appendix E-1, Section 5) for introducing potential customers to IPextreme.
D.    There will be no payments from NXP to IPextreme.
E.    All financial compensation to NXP shall be derived from the income IPextreme receives from the sale of Licensed Designs.
F.    Revenue split: Income (minus pre-agreed costs “Packaging Costs” as further defined in this Appendix E-1, Section 3) obtained by IPextreme (and reported via the Quarterly Report described in Appendix C) from selling Licensed Designs will be paid out to NXP by IPextreme on a quarterly basis (“Quarterly Payout”) according to a split percentage further described in this Appendix E-1, Section 2).
G.    Reference pricing: for all Licensed Design modules (described in Appendix A-8) NXP and IPextreme agreed reference selling prices (“Module Reference Price”) listed in Table 1 as further provided in this Appendix E-1, Section 4.
H.    Discounts: IPextreme has the freedom to negotiate commercially reasonable discounts with its prospects for each of the Licensed Designs, however not below [*]% of the applicable Module Reference Price per use (adjusted for “Annual Price Erosion” also given in Table 1) without prior written approval of NXP. Moreover, for any discounted Licensed Design sale, the applied discount must not be lower than for any other product sale of IPextreme to the same customer that can be directly or indirectly linked to this sale.
2.    REVENUE SPLIT
A.    Regular Cases: the baseline revenue split agreed is [*]% for IPextreme and [*]% for NXP.
B.    Finder’s Fee NXP Bonus: in case of a Licensed Design customer brought to IPextreme by NXP, a [*]% bonus payment (“Finder’s Fee”) is granted to NXP, leading to a revenue split of [*]% for IPextreme and [*]% for NXP. The terms and conditions for a Finder’s Fee to be applicable are further discussed in this Appendix E-1, Section 5.
C.    IPextreme Prepayment bonus: in case of a quarterly extra advanced payment (“Prepayment”) to NXP by IPextreme provided a prior agreement of NXP in writing, IPextreme gets an accumulative [*]% bonus discount, leading in the regular case of above Section 2.A. to a revenue split of [*]% for IPextreme and
7.

[*]% for NXP (and in the Finder’s Fee case of above Section 2.B. to a revenue split of [*]% for IPextreme and [*]% for NXP) for Licensed Designs sold in the quarter during which the Prepayment was made. The terms and conditions for such Prepayments are further discussed in this Appendix E-1, Section 6.
3.    PACKAGING COSTS
A.    Packaging: IPextreme needs to undertake certain Modifications of the NXP Technology leading to Packaging Costs for IPextreme for all preparations to sell Licensed Design modules based on the Technology described in Appendix A-8 and/or port the analog parts of the Technology to other foundries and technology nodes.
B.    Packaging Costs: costs for Licensed Design preparations such as product documentation, user scripts, test benches and marketing collateral.
C.    Compensation for Packaging Costs: IPextreme will be compensated for its costs and efforts under the following conditions:
    There will be no upfront payments from NXP to IPextreme
    No compensation shall be taken unless NXP has approved in writing the Licensed Design specifications resulting from the activities described in Appendix F-8
    The share of NXP in IPextreme’s Packaging Costs is [*]% for each Licensed Design created by IPextreme
    Compensation will be taken from NXP’s share of revenue proceeds as described above in this Appendix E-2, Section 2 up to a maximum of [*]% of any Quarterly Payout per Licensed Design as described hereunder in Section 3.F.
D.    Included SoWs: this Agreement further contains Sows (further described in Appendix F-8) covering the Modifications on the Technology modules described in Appendix A-8 leading to a digital RTL-based “Soft IP” Licensed Design products. Under no circumstance shall the aggregated Packaging Costs
E.    Additional SoWs can be later added after mutual agreement in writing to this Agreement as i-numbered Appendices F-(i) to create new Licensed Design variants for sale to Customers, e.g. to support other chip foundries or process nodes, new features, specification updates, etc.
F.    Packaging Cost Recovery: each SoW also provides in a Packaging Cost summary for the creation of the covered Licensed Design of which NXP share (as described above in Section 3.C) in the Packaging Cost reported by IPextreme can be deducted only from resulting corresponding Licensed Design revenue share (as described above in this Appendix E, Section 2) for NXP and reported on the Quarterly Reports as described in Appendix C.
8.

4.    MODULE REFERENCE PRICES
A.    Table 1: Module Reference Prices for the Licensed Designs under this Agreement and referring to the Technologies described in Appendix A-8:

Technology Module Name	Licensed Design Name	Reference Price (USO)	Annual Price Erosion
AB-CAN-FD Controller	L-CAN-FD-VER-SRC	[*]	[*]
B.    The Annual Price Erosion will be calculated from the time passed after Effective Date in steps of twelve (12) months.
5.    FINDER’S FEE PROCEDURE
A.    Leads: NXP has the possibility to notify (in writing) any interested candidate (“Lead”) to buy Licensed Designs from IPextreme.
B.    Response Time: As soon as NXP has forwarded such Lead IPextreme has ten (10) of its working days (“IPextreme Working Days”) to qualify the lead and inform NXP that the Lead will be commercially pursued. If not pursued, NXP is entitled to look for other options to have this Lead taken care of.
C.    Finder’s Fee Acknowledgement: within the same 10 IPextreme Working Days following NXP’s Lead notification, IPextreme has the option if applicable to prove in writing that IPextreme had been already informed about the same Lead for the same Licensed Design by any other channel, in such case the [*]% Finder’s Fee bonus for NXP would be applicable as described in Appendix E-1, Section 2.8.
6.    PREPAYMENTS PROCEDURE
A.    Request for Prepayment: one (1) month prior to the issuing deadline for a forthcoming Quarterly Report, IPextreme has the option to propose a Prepayment amount on top of the applicable Quarterly Revenue to be reported to NXP.
B.    NXP Prepayment Authorization: within 2 weeks following IPextreme’s Prepayment request has the option to accept such Prepayment, only in which case IPextreme will be obliged to add the Prepayment amount to the applicable Quarterly Report, in which case the Prepayment discount of [*]% bonus will be granted to IPextreme as described in Appendix E-1, Section 2.C.
7.    NXP SUPPORT PAYMENTS
A.    NXP Support hours will be preordered by IPextreme in portions of 20 hours by official email request, to be renewed each time when taken up according to the procedure described in Appendix 8-1, Section 1.C.
B.    The applicable hour rate for NXP Support will be [*] USD.
C.    Upon Effective Date, NXP will invoice IPextreme for NXP Support costs covering an initial order of 20 hours for the amount of [*] USD.
9.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
Appendix F-1
Statement of Work for CAN-FD Controller (“CAN-FD Controller”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers under the terms of this Agreement.
More specifically, the project has:
    To develop a Licens                                                           dwide USB market
    To develop the appropriate sales and marketing collateral for the Licensed Design
    To ensure the Licensed Design has a complete set of deliverables to allow the Customer to easily integrate it into their Licensed Product
    To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
    To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
    To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) that can be created as easily and inexpensively as possible.
IPextreme will be responsible for ensuring the success of these objectives and provide the engineers required to implement the Licensed Design. NXP will provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy-to-use interface for configuring the IP and generation of EDA-neutral scripts for integration into the customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are cleanly isolated from technology independent regions.
3.    Final RTL code shall be Verilog and technology independent.
4.    The design shall be configurable so that Customers can easily configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
10.

6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation will be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into IPextreme release infrastructure to enable on-going support and maintenance of the Licensed Design over time, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period, IPextreme (with the support of NXP) will determine the supported features of the Licensed Design along with its top level parameters and I/O interface.
B.    Sales and Marketing Collateral. During this period IPextreme will develop the necessary sales collateral such as PowerPoint slides, whitepapers, website, portal listings, and pricing guides.
C.    Licensed Design Development. During this period IPextreme (with the support of NXP) will develop the complete Licensed Design.
IV.    Estimated Schedule and IPextreme Costs
The following is an estimate of the costs and timescales associated with each of the major milestone phases. IPextreme will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs. In the event this is not possible, IPextreme will notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the below estimates.
It is assumed no additional costs will be incurred as part of this project such as travel, etc. Should the parties mutual agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B-1 and E-1.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

1	Licensed Design Specification	T0+2 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+8 weeks	[*]	[*]

V.    Financial Summary
IPextreme will be compensated for its expenses as outlined in Appendix E-1 at the rate of [*] USD per person hour for the efforts described in this Statement of Work.
11.

NXP Support may also be involved during the execution of this project and will be compensated for its efforts according to terms outlined in Appendix B-1.
IPextreme will deliver at the end of project, a report that indicates the number of engineering hours delivered.
12.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
SECOND AMENDMENT
TO
TECHNOLOGY
LICENSE AND DISTRIBUTION
AGREEMENT
BY AND BETWEEN
NXP SEMICONDUCTORS NETHERLANDS B.V.
AND
SILVACO, INC.
1.

This Second Amendment to the Technology License and Distribution Agreement (“SECOND AMENDMENT”), is effective of the last signature date below, and is entered into by and between:
NXP Semiconductors Netherlands B.V., a corporation duly incorporated under the laws of the Netherlands, having its principal office at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXP”), and
Silvaco, Inc., a corporation duly incorporated under the laws of Delaware. USA, having offices at 4701 Patrick Henry Drive, Building 2, Santa Clara, CA 95054. USA (“Silvaco”). Silvaco having assumed the obligations of, and rights enjoyed by, IPextreme pursuant to the Consent to Assignment executed by Silvaco on 4 August 2016, and NXP on 1 September 2016 (and so references below to IPextreme will be understood as also being to Silvaco).
Silvaco and NXP are collectively referred to as “Parties” and individually referred to as a “Party”.
WHEREAS, NXP Semiconductors Netherlands B.V. entered into a Technology License and Distribution Agreement with IPextreme, Inc. dated to 30 October 2015 (hereafter, the “Agreement”) to license, market, promote, distribute and sell products and services based on certain NXP technology, and NXP and IPextreme agreed to the assignment of that agreement and its First Amendment to Silvaco; the Parties hereby amend that Technology License and Distribution Agreement to include the additional NXP technology identified herein.
Furthermore, NXP plans to release a free, unsupported version of its 13C technology to MIPI Alliance members and also expose additional variants of that technology for commercialization.
NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, the Parties have agreed as follows:
1.    The Agreement is amended to replace clause 2.5 (“Exclusions”) with the following (the last paragraph has been added):
2.5    Exclusions. Notwithstanding anything to the contrary herein, this Agreement shall not include, or be construed or interpreted as:
a.    imposing on NXP any obligation to furnish any manufacturing or technical information except as expressly specified under this Agreement; or
b.    conferring any license, right or immunity, express or implied, under any Intellectual Property Rights or any other intellectual property residing in the Technology or any other Confidential Information furnished hereunder: (i) for the combination of such Technology or other Confidential Information with one or more other items (including items acquired from NXP or its Affiliates) even if such items have no substantial use other than as part of such combination; (ii) covering a standard, whether proprietary or open, a standard being any technical specification promulgated for the
2.

purpose of widespread adoption; or (iii) with respect to which NXP and/or any of its Affiliates has informed IPextreme in writing that a separate license has to be obtained or that no implied license is granted.
To clarify the extent to which NXP’s patent rights may be exhausted, the license granted in Clause 2.1 under the patents in NXP’s IPR extends only to (1) the claims of those patents which would otherwise be infringed directly by the Technology, and (2) the chip-level and lower claims of patents which read on the Technology.
2.    The Agreement is amended to replace clause 5.4 (“Interest on Late Payments” with the following (the term “owe an interest” has been changed to “owe compound interest”):
5.4 Interest on late payments. As from the date any amount is due hereunder until payment thereof has been received by NXP in full, IPextreme shall owe NXP compound interest at the rate of one and a half percent (1.5%) per month or the maximum rate permitted by applicable law, whichever is lower.
3.    The Agreement is amended to replace Clause S(C) of Appendix E with the following:
Finder’s Fee waiver. within the same 10 IPextreme Working Days following NXP’s Lead notification, IPextreme may, if applicable prove to NXP in writing that IPextreme had been already informed about the same Lead for the same Licensed Design by a non-NXP entity, in such case the [*]% Finder’s Fee bonus for NXP as described in Appendix E, Section 2.B., would not be applicable.
4.    The First Amendment of the Agreement is amended to replace Clause 5(C) of Appendix E-1 with the following:
Finder’s Fee waiver: within the same 10 IPextreme Working Days following NXP’s Lead notification, IPextreme may, if applicable prove to NXP in writing that IPextreme had been already informed about the same Lead for the same Licensed Design by a non-NXP entity, in such case the [*]% Finder’s Fee bonus for NXP as described in Appendix E-1. Section 2.B., would not be applicable.
5.    The Agreement is amended to add Appendices A-9, A-10, A-11 in their entirety, and which are incorporated herein by this reference.
6.    The Agreement is amended to add Appendix E-2 in its entirety, and which is incorporated herein by this reference.
7.    The Agreement is amended to add Appendices F-9, F-10, F-11 in their entirety, and which are incorporated herein by this reference.
8.    Counterparts. This SECOND AMENDMENT may be executed in one or more original counterparts, all of which together will constitute one agreement, and facsimile signatures will have the same effect as original signatures.
3.

IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this SECOND AMENDMENT as of the Effective Date:

NXP Semiconductors Netherlands B.V.		Silvaco, Inc.

By:		By:

/s/Guido Dierick		/s/Warren Savage
Name: Guido Dierick		Name: Warren Savage
Title: EVP and General Counsel		Title: General Manager

Date	18 October 2016	Date	18 October 2016
4.

Appendix A-9
13C Basic Slave Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The 13C Basic Slave Controller is the same version of the Verilog RTL code that NXP may possibly provide to MIPI Alliance members at no cost. For each of the following items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E-2.
B.    Running Royalty:
Per Appendix E-2.
C.    Packaging Costs:
Per Appendices E-2 & F-9.
5.

Appendix A-10
13C Advanced Slave Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The 13C Advanced Slave Controller represents Technology that contains additional features beyond the features of the 13C Basic Slave Controller. For each of the following items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
3.    COMPENSATION
A.    License Fees:
Per Appendix E-2.
B.    Running Royalty:
Per Appendix E-2.
C.    Packaging Costs:
Per Appendices E-2 & F-9.
6.

Appendix A-11
13C Master + Slave Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The 13C Master + Slave Controller represents Technology that contains both Master and Slave 13C features. For each of the following items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E-2.
B.    Running Royalty:
Per Appendix E-2.
C.    Packaging Costs:
Per Appendices E-2 & F-9.
7.

Appendix E-2
Financial compensation to NXP by Silvaco
1.    FINANCIAL PRINCIPLES
A.    NXP shall be financially compensated for the Technology (as defined in Appendices A-9. A-10, A-11) used in Licensed Designs that are sublicensed to Customers by Silvaco.
B.    NXP shall be financially compensated with a “Finders Fee” (as further explained in this Appendix E-2, Section 5) for introducing potential customers to Silvaco.
C.    There shall be no payments from NXP to Silvaco.
D.    All financial compensation to NXP shall be derived from the income Silvaco receives from the sale of Licensed Designs.
E.    Revenue split: Income (minus pre-agreed costs (“Packaging Costs”) as further defined in this Appendix E-2, Section 3) obtained by Silvaco (and reported via the Quarterly Report described in Appendix C) from selling Licensed Designs will be paid out to NXP by Silvaco on a quarterly basis (“Quarterly Payout”) according to a split percentage further described in this Appendix E-2, Section 2).
F.    Reference pricing: for all Licensed Design modules (described in Appendices A-9, A-10, A-11) NXP and Silvaco agreed reference selling prices (“Module Reference Price”) listed in Table 1 as further provided in this Appendix E-2, Section 4.
G.    Discounts: Silvaco has the freedom to negotiate commercially reasonable discounts with its prospects for each of the Licensed D signs, however, not to be below [*]% of the applicable Module Reference Price per use (adjusted for “Annual Price Erosion” also given in Table 1.) without prior written approval of NXP. Moreover, for any discounted Licensed Design sale, the applied discount must not be lower than that for any other product sale of Silvaco to the same customer which can be directly or indirectly linked to this sale.
H.    NXP presently plans to offer its own package of IP for the 13C Basic Slave to MIPI Alliance members through the MIPI Alliance website. Silvaco may offer support to interested MIPI Alliance members for that package with no share of that support generating compensation due to NXP. It is understood by both parties that such a support model is non-exclusive.
I.    Any financial compensation for NXP resulting from 13C Technology related bookings in the year 2016 by Silvaco for Licensed Designs under this 2nd Amendment will be exceptionally reported by Silvaco with an ad hoc 13C royalty report by Dec. 23, 2016 and accordingly paid within 30 days net.
2.    REVENUE SPLIT
A.    Regular cases: the baseline revenue split agreed upon is [*]% for Silvaco and [*]% for NXP.
B.    Finder’s fee NXP bonus: in case of a Licensed Design customer brought to Silvaco by NXP, a [*]% bonus payment (“Finder’s Fee”) is granted to NXP,
8.

leading to a revenue split of [*]% for Silvaco and [*]% for NXP. The terms and conditions for a Finder’s Fee to be applicable are discussed in this Appendix E-2, Section 5.
C.    Silvaco Prepayment bonus: in case of a quarterly extra advanced payment (“Prepayment”) to NXP by Silvaco, provided Silvaco obtains NXP’s prior written agreement, Silvaco gets an accumulative [*]% bonus discount, leading in the regular case of above Section 2.A. to a revenue split of [*]% for Silvaco and [*]% for NXP (and in the Finder’s Fee case of above Section 2.B. to a revenue split of [*]% for Silvaco and [*]% for NXP) for Licensed Designs sold in the quarter during which the Prepayment was made. The terms and conditions for such Prepayments are discussed in this Appendix E-2, Section 6.
3.    PACKAGING COSTS
A.    Packaging: Silvaco needs to undertake certain Modifications of the NXP Technology leading to Packaging Costs for Silvaco for all preparations to sell Licensed Design modules based on the Technology described in Appendices A-9, A-10, A-11.
B.    Packaging Costs: costs for Licensed Design preparations such as product documentation, user scripts, test benches and marketing collateral.
C.    Compensation for Packaging Costs: Silvaco shall be compensated for its costs and efforts under the following conditions:
    There shall be no upfront payments from NXP to Silvaco
    No compensation shall be taken unless NXP has first approved in writing the Licensed Design specifications resulting from the activities described in Appendices F-9, F-10, F-11
    NXP’s share in Silvaco’s Packaging Costs is [*]% for each Licensed Design created by Silvaco
    Compensation will be taken from NXP’s share of revenue proceeds as described above in this Appendix E-2, Section 2 up to a maximum of [*]% of any Quarterly Payout per Licensed Design as described hereunder in Section 3.F.
D.    Included Statements of Work (“SoWs”): this Agreement further contains SoWs (further described in Appendices F-9 F-10 F-11) covering the Modifications on the Technology modules described in Appendices A-9, A-10, A11 leading to a digital RTL-based “Soft IP” Licensed Design products. Under no circumstance shall the aggregated Packaging Costs described in Appendices F-9, F-10, F-11 be greater than $[*].
E.    Additional SoWs can be later added after mutual agreement in writing to this Agreement as i-numbered Appendices F-(i) to create new Licensed Design variants for sale to Customers, e.g. to support other chip foundries or process nodes, new features, specification updates, etc.
F.    Packaging Cost recovery: each SoW also shall provide in a Packaging Cost summary for the creation of the covered Licensed Design of which NXP’s share (as described above in Section 3.C) in the Packaging Cost reported by Silvaco can
9.

be deducted only from resulting corresponding Licensed Design revenue share (as described above in this Appendix E, Section 2) for NXP and which shall be reported on the Quarterly Reports as described in Appendix C.
4.    MODULE REFERENCE PRICES
A.    Table 1: Module Reference Prices for the Licensed Designs under this Agreement and referring to the Technologies described in Appendices A-9, A-10, A-11:

Technology Module name	Licensed Design name	Reference Price (USD)	Annual Price Erosion
A9-13C Basic Slave Controller	L-13C-SLAVE-VER-SRC	[*]	[*]
A10-13C Advanced Slave Controller	L-13C-ADV-SLAVE-VER-SRC	[*]	[*]
A11-13C Master+Slave Controller	L-13C-MASTER+SLAVE-VER-SRC	[*]	[*]
B.    The Annual Price Erosion will be calculated from the time after the Effective Date, in twelve (12) month increments.
5.    FINDER’S FEE PROCEDURE
A.    Leads: NXP has the ability to notify (in writing) any interested candidate (“Lead”) that they can purchase Licensed Designs from Silvaco.
B.    Response time: As soon as NXP has forwarded such a Lead Silvaco has ten (10) of its working days, a working day be any weekday that is not a Federal or State holiday in California (“Silvaco Working Days”) to qualify the lead and inform NXP that the Lead will be commercially pursued. If not pursued, NXP is entitled to look for other options to have this Lead taken care of.
C.    Finder’s Fee waiver: within the same 10 Silvaco Working Days following NXP’s Lead notification, Silvaco may, if applicable, prove to NXP in writing that Silvaco had been already informed about the same Lead for the same Licensed Design by a non-NXP entity, in such case the [*]% Finder’s Fee bonus for NXP as described in Appendix E-2, Section 2.8, would not be applicable.
6.    PREPAYMENTS PROCEDURE
A.    Request for Prepayment: one (1) month prior to the issuing deadline for a forthcoming Quarterly Report, Silvaco has the option to propose a Prepayment amount on top of the applicable Quarterly Revenue to be reported to NXP.
B.    NXP Prepayment authorization: within 2 weeks following Silvaco’s Prepayment request, NXP has the option to accept such Prepayment, in which case Silvaco shall add the Prepayment amount to the applicable Quarterly Report, in which case the Prepayment discount of [*]% bonus will be granted to Silvaco as described in Appendix E-2, section 2.C.
10.

Appendix F-9
Statement of Work for 13C Basic Slave Controller (“13C Basic Slave Controller”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers consistent with the terms of this Agreement.
More specifically, the project has the following objectives:
    To develop a Licensed Design with a set of features that are attractive to the 13C market
    To develop appropriate sales and marketing collateral for the Licensed Design
    To ensure the Licensed Design has a complete set of deliverables to allow each Customer to easily integrate it into their Licensed Product
    To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
    To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
    To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) can be created as easily and inexpensively as possible.
Silvaco shall be responsible for ensuring the success of these objectives and provide the engineers and other support necessary to implement the Licensed Design. NXP shall provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.     The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy-to-use interface for configuring the IP and generation of EDA-neutral scripts for integration into each customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology-specific implementation (memories, etc.) are suitably isolated from technology-independent regions.
3.    Final RTL code shall be Verilog- and technology-independent.
4.    The design shall be configurable so that Customers can with reasonable ease configure it for their application through the use of top-down generic parameters and/or constants.
11.

5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation shall be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into Silvaco release infrastructure to enable on-going support and maintenance of the Licensed Design, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period, Silvaco (with the support of NXP) shall determine the supported features of the Licensed Design, as well as its top level parameters and 1/0 interface.
B.    Sales and Marketing Collateral. During this period Silvaco shall develop reasonably necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C.    Licensed Design Development. During this period Silvaco (with the support of NXP) shall develop the complete Licensed Design.
IV.    Estimated Schedule and Silvaco Costs
The following is an estimate of the costs and timeframes associated with each of the major milestone phases. Silvaco will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs and timeframes. In the event this is not possible, Silvaco shall notify NXP of any delays and cost overruns and provide new estimates, which in no event shall exceed 50% of the estimates set forth in the table below.
It is assumed that no additional costs shall be incurred as part of this project such as travel, meals, equipment, professional advisor fees, etc. Should the parties mutually agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B-2 and E-2.

T	Milestone	Schedule	Effort	Packaging Costs
0	Agreement date
1	Licensed Design Specification	T0+2 weeks	[*]	[*]
12.

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]
3	Licensed Design Development	T1+8 weeks	[*]	[*]
V.    Financial Summary
Silvaco shall be compensated for its expenses for the efforts described in this Statement of Work as outlined in Appendix E-2, at the rate of [*] USD per person hour.
NXP Support may also be required during the execution of this project and NXP shall be compensated for its efforts according to terms outlined in Appendix B-2.
Silvaco will deliver at the end of project, a report that sets forth the number of NXP engineering hours that were required.
13.

Appendix F-10
Statement of Work for 13C Advanced Slave Controller (“13C Advanced Slave Controller”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers consistent with the terms of this Agreement.
More specifically, the project has the following objectives:
    To develop a Licensed Design with a set of features that are attractive to the 13C market
    To develop appropriate sales and marketing collateral for the Licensed Design
    To ensure the Licensed Design has a complete set of deliverables to allow each Customer to easily integrate it into their Licensed Product
    To ensure the Licensed Design is technology Independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
    To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
    To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) can be created as easily and inexpensively as possible.
Silvaco shall be responsible for ensuring the success of these objectives and provide the engineers and other support necessary to implement the Licensed Design. NXP shall provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy-to-use interface for configuring the IP and generation of EDA-neutral scripts for integration into each customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are suitably isolated from technology-independent regions.
3.    Final RTL code shall be Verilog- and technology-independent.
4.    The design shall be configurable so that Customers can with reasonable ease configure ii for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
14.

7.    Customer documentation shall be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into Silvaco release Infrastructure to enable on-going support and maintenance of the Licensed Design, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period, Silvaco (with the support of NXP) shall determine the supported features of the Licensed Design, as well as its top level parameters and 1/0 interface.
B.    Sales and Marketing Collateral. During this period Silvaco shall develop reasonably necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C.    Licensed Design Development. During this period Silvaco (with the support of NXP) shall develop the complete Licensed Design.
IV.    Estimated Schedule and Silvaco Costs
The following is an estimate of the costs and timeframes associated with each of the major milestone phases. Silvaco will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs and timeframes. In the event this is not possible, Silvaco shall notify NXP of any delays and cost overruns and provide new estimates, which in no event shall exceed 50% of the estimates set forth in the table below.
It is assumed that no additional costs shall be incurred as part of this project such as travel, meals, equipment, professional advisor fees, etc. Should the parties mutually agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B-2 and E-2.

T	Milestone	Schedule	Effort	Packaging Costs
0	Agreement date
1	Licensed Design Specification	T0+2 weeks	[*]	[*]
2	Sales and Marketing Collateral	T0+6weeks	[*]	[*]
3	Licensed Design Development	T1+8 weeks	[*]	[*]
V.    Financial Summary
Silvaco shall be compensated for its expenses for the efforts described in this Statement of Work as outlined in Appendix E-2 at the rate of [*] USD per person hour.
NXP Support may also be required during the execution of this project and NXP shall be compensated for its efforts according to terms outlined in Appendix B-2.
Silvaco will deliver at the end of project, a report that sets forth the number of NXP engineering hours that were required.
15.

Appendix F-11
Statement of Work for 13C Master+Slave Controller (“13C Master+Slave Controller”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers consistent with the terms of this Agreement.
More specifically, the project has the following objectives:
    To develop a Licensed Design with a set of features that are attractive to the 13C market
    To develop appropriate sales and marketing collateral for the Licensed Design
    To ensure the Licensed Design has a complete set of deliverables to allow each Customer to easily integrate ii into their Licensed Product
    To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
    To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
    To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) can be created as easily and inexpensively as possible.
Silvaco shall be responsible for ensuring the success of these objectives and provide the engineers and other support necessary to implement the Licensed Design. NXP shall provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package lo provide an easy-to-use interface for configuring the IP and generation of EDA-neutral scripts for integration into each customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology-specific implementation (memories, etc.) are suitably isolated from technology-independent regions.
3.    Final RTL code shall be Verilog- and technology-independent.
4.    The design shall be configurable so that Customers can with reasonable ease configure ii for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
16.

6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, including reusable models, verification components and representative tests.
7.    Customer documentation shall be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into Silvaco release infrastructure to enable on-going support and maintenance of the Licensed Design, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period. Silvaco (with the support of NXP) shall determine the supported features of the Licensed Design, as well as its top level parameters and 1/0 interface.
B.    Sales and Marketing Collateral. During this period Silvaco shall develop reasonably necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C.    Licensed Design Development. During this period Silvaco (with the support of NXP) shall develop the complete Licensed Design.
IV.    Estimated Schedule and Silvaco Costs
The following is an estimate of the costs and timeframes associated with each of the major milestone phases. Silvaco will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs and timeframes. In the event this is not possible, Silvaco shall notify NXP of any delays and cost overruns and provide new estimates which in no event shall exceed 50% of the estimates set forth in the table below.
It is assumed that no additional costs shall be incurred as part of this project such as travel, meals, equipment. professional advisor fees, etc. Should the parties mutually agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in Appendices B-2 and E-2.

T	Milestone	Schedule	Effort	Packaging Costs
0	Agreement date
1	Licensed Design Specification	T0+2 weeks	[*]	[*]
2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]
3	Licensed Design Development	T1+8 weeks	[*]	[*]
V.    Financial Summary
Silvaco shall be compensated for its expenses for the efforts defined in this Statement of Work as outlined in Appendix E-2 at the rate of [*] USD per person hour
17.

NXP Support may also be required during the execution of this project and NXP shall be compensated for its efforts according to terms outlined in Appendix B-2.
Silvaco will deliver at the end of project, a report that sets forth the number of NXP engineering hours that were required.
18.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
THIRD AMENDMENT
TO
TECHNOLOGY
LICENSE AND DISTRIBUTION
AGREEMENT
BY AND BETWEEN
NXP SEMICONDUCTORS NETHERLANDS B.V.
AND
SILVACO, INC.
1.
NXP-Silvaco TLDA Amendment --- Confidential

This Third Amendment to the Technology License and Distribution Agreement (“THIRD AMENDMENT”), is effective of the last signature date below (the “Third Amendment Effective Date”), and is entered into by and between:
1.    NXP Semiconductors Netherlands B.V., a corporation duly incorporated under the laws of the Netherlands, having its principal office at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXP”), and
Silvaco, Inc., a corporation duly incorporated under the laws of Delaware, USA, having offices at 2811 Mission College Boulevard, 6th floor, Santa Clara, CA 95054, USA (“Silvaco”), Silvaco having assumed the obligations of, and rights enjoyed by, IPextreme pursuant to the Consent to Assignment executed by Silvaco on 4 August 2016, and NXP on 1 September 2016 (and so some references below to IPextreme will be understood as also being to Silvaco).
Silvaco and NXP are collectively referred to as “Parties” and individually referred to as a “Party”.
WHEREAS, NXP Semiconductors Netherlands B.V. entered into a Technology License and Distribution Agreement with IPextreme, Inc. dated to 30 October 2015 (hereafter, the “Agreement”) to license, market, promote, distribute and sell products and services based on certain NXP technology, and NXP and IPextreme agreed to the assignment of that agreement and its First Amendment to Silvaco; the Parties hereby amend that Technology License and Distribution Agreement to include the additional NXP technology identified herein.
WHEREAS, the Parties completed a First Amendment, dated 20 April 2016 to add FlexCAN-FD technology to the Agreement, and a Second Amendment, dated 18 October 2016 to add 13C technology to the Agreement; the Parties hereby further amend that Technology License and Distribution Agreement to include the additional NXP technology identified herein.
NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, the Parties have agreed as follows:
1.    The Agreement is amended to add Appendix A-12 in its entirety, and which is incorporated herein by this reference.
2.    The Agreement is amended to add Appendix E-3 in its entirety, and which is incorporated herein by this reference.
3.    The Agreement is amended to add Appendix F-12 in their entirety, and which is incorporated herein by this reference.
4.    The [*]% Finder’s Fee and [*]% Prepayment principles described in Appendix E-3 become applicable for all Technologies (including those under former Freescale Distribution and License Agreements and IPextreme such as are identified in the letter dated August 4, 2016, from Silvaco (signed by David Dutton & Warren Savage) to NXP
2.

Semiconductors Netherlands B.V. (signed by Changhae Park)) from NXP distributed by Silvaco after the last signature below.
5.    Counterparts. This THIRD AMENDMENT may be executed in one or more original counterparts, all of which together will constitute one agreement, and facsimile signatures will have the same effect as original signatures.
IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this THIRD AMENDMENT as of the Third Amendment Effective Date:

NXP Semiconductors Netherlands B.V.		Silvaco, Inc.

By:		By:

/s/Erwin de Bruijne		/s/Babak Taheri
Name: Erwin de Bruijne		Name: Babak Taheri
Title: Director		Title: CEO and EVP

Date	31 October 2018	Date	11/10/2018

3.

Appendix A-12
LinFlexD Controller
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The LinFlexD Controller Is a standards-based Interface used primarily in automotive and aerospace applications along with bus fabric and peripherals that results in an integrated subsystem. For each of the following Items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
3.    COMPENSATION
A.    License Fees:
Per Appendix E-3.
B.    Running Royalty:
Per Appendix E-3.
C.    Packaging Costs:
Per Appendices E-3 & F-12.
4.

Appendix E-3
Financial compensation to NXP by Silvaco
1.    FINANCIAL PRINCIPLES
A.    NXP shall be financially compensated for the Technology (as defined In Appendix A-12) used In Licensed Designs that are sublicensed to Customers by Silvaco.
B.    NXP shall be financially compensated with a “Finders Fee” (as further explained in this Appendix E-3, Section 5) for introducing potential customers to Silvaco.
C.    There shall be no payments from NXP to Silvaco.
D.    All financial compensation to NXP shall be derived from the Income Silvaco receives from the sale of Licensed Designs.
E.    Revenue split: Income (minus pre-agreed costs (“Packaging Costs”) as further defined in this Appendix E-3, Section 3) obtained by Silvaco (and reported via the Quarterly Report described in Appendix C) from selling Licensed Designs will be paid out to NXP by Silvaco on a quarterly basis (“Quarterly Payout”) according to a split percentage further described In this Appendix E-3, Section 2).
F.    Reference pricing: for all Licensed Design modules (described in Appendix A-12) NXP and Silvaco agreed reference selling prices (“Module Reference Price”) listed in Table 1 as further provided in this Appendix E-3, Section 4.
G.    Discounts: Silvaco has the freedom to negotiate commercially reasonable discounts with its prospects for each of the Licensed Designs, however, not to be below [*]% of the applicable Module Reference Price per use (adjusted for “Annual Price Erosion” also given In Table 1.) without prior written approval of NXP. Moreover, for any discounted Licensed Design sale, the applied discount must not be lower than that for any other product sale of Silvaco to the same customer which can be directly or indirectly linked to this sale.
H.    Any financial compensation for NXP resulting from LinFlexD Controller Technology related to bookings in the 4th quarter of 2018 by Silvaco for Licensed Designs under this 3rd Amendment will be exceptionally reported by Silvaco with an ad hoc off-cycle LinFlexD Controller royalty report in the form described in Appendix C by December 21, 2018 and accordingly paid within 30 days net. For the avoidance of any doubt, this off-cycle payment would not be treated as Prepayment under Section 6 hereunder.
5.

2.    REVENUE SPLIT
A.    Regular cases: the baseline revenue split agreed upon is [*]% for Silvaco and [*]% for NXP.
B.    Finder’s fee NXP bonus: In case of a Licensed Design customer brought to Silvaco by NXP, a [*]% bonus payment (“Finder’s Fee”) is granted to NXP, leading to a revenue split of [*]% for Silvaco and [*]% for NXP. The terms and conditions for a Finder’s Fee to be applicable are discussed in this Appendix E-3, Section 5.
C.    Silvaco Prepayment bonus: in case of a quarterly extra advanced payment (“Prepayment”) to NXP by Silvaco, provided Silvaco obtains NXP’s prior written agreement, Silvaco gets an accumulative [*]% bonus discount, leading in the regular case of above Section 2.A. to a revenue split of [*]% for Silvaco and [*]% for NXP (and in the Finder’s Fee case of above Section 2.B. to a revenue split of [*]% for Silvaco and [*]% for NXP) for Licensed Designs sold in the quarter during which the Prepayment was made. The terms and conditions for such Prepayments are discussed in this Appendix E-3, Section 6.
3.    PACKAGING COSTS
A.    Packaging: Silvaco needs to undertake certain Modifications of the NXP Technology leading to Packaging Costs for Silvaco for all preparations to sell Licensed Design modules based on the Technology described In Appendix A-12.
B.    Packaging Costs: costs for Licensed Design preparations such as product documentation, user scripts, test benches and marketing collateral.
C.    Compensation for Packaging Costs: Silvaco shall be compensated for its costs and efforts under the following conditions:
    There shall be no upfront payments from NXP to Silvaco
    No compensation shall be taken unless NXP has first approved in writing the Licensed Design specifications resulting from the activities described in Appendix F-12.
    NXP’s share in Silvaco’s Packaging Costs is [*]% for each Licensed Design created by Silvaco
    Compensation will be taken from NXP’s share of revenue proceeds as described above in this Appendix E-3, Section 2 up to a maximum of [*]% of any Quarterly Payout per Licensed Design as described hereunder in Section 3.F.
D.    Included Statements of Work (“SoWs”): this Agreement further contains SoWs (further described in Appendix F-12) covering the Modifications on the Technology modules described in Appendix A-12 leading to a digital RTL-based
6.

“Soft IP” Licensed Design products. Under no circumstance shall the aggregated Packaging Costs described in Appendix F-12 be greater than $[*].
E.    Additional SoWs can be later added after mutual agreement in writing to this Agreement as I-numbered Appendices F-(1) to create new Licensed Design variants for sale to Customers, e.g. to support other chip foundries or process nodes, new features, specification updates, etc.
F.    Packaging Cost recovery: each SoW also shall provide In a Packaging Cost summary for the creation of the covered Licensed Design of which NXP’s share (as described above in Section 3.C) In the Packaging Cost reported by Silvaco can be deducted only from resulting corresponding Licensed Design revenue share (as described above in this Appendix E, Section 2) for NXP and which shall be reported on the Quarterly Reports as described in Appendix C.
4.    MODULE REFERENCE PRICES
A.    Table 1: Module Reference Prices for the Licensed Designs under this Agreement and referring to the Technologies described in AppendiceX A-123:

Technology Module name	Licensed Design name	Reference Price (USD)	Annual Price Erosion

A14-LinFlexD Controller	L-LinFlexD-Controller	$[*]	[*]%

B.    The Annual Price Erosion will be calculated from the time after the Third Amendment Effective Date, in twelve (12) month Increments.
5.    FINDER’S FEE PROCEDURE
A.    Leads: NXP has the ability to notify (in writing) any Interested candidate (“Lead”) that they can purchase Licensed Designs from Silvaco.
B.    Response time: As soon as NXP has forwarded such a Lead Silvaco has ten (10) of its working days, a working day be any weekday that Is not a Federal or State holiday in California (“Silvaco Working Days”) to qualify the lead and inform NXP that the Lead will be commercially pursued. If not pursued, NXP Is entitled to look for other options to have this Lead taken care of.
C.    Finder’s Fee waiver: within the same 10 Silvaco Working Days following NXP’s Lead notification, Silvaco may, If applicable, prove to NXP in writing that Silvaco had been already Informed about the same Lead for the same Licensed Design by a non-NXP entity, in such case the [*]% Finder’s Fee bonus for NXP as described in Appendix E-3, Section 2.B, would not be applicable.
7.

6.    PREPAYMENTS PROCEDURE
A.    Request for Prepayment: one (1) month prior to the Issuing deadline for a forthcoming Quarterly Report, Silvaco has the option to propose a Prepayment amount on top of the applicable Quarterly Revenue to be reported to NXP.
B.    NXP Prepayment authorization: within 2 weeks following Silvaco’s Prepayment request, NXP has the option to accept such Prepayment, in which case Silvaco shall add the Prepayment amount to the applicable Quarterly Report, in which case the Prepayment discount of [*] bonus will be granted to Silvaco as described In Appendix E-3, section 2.C.
8.

Appendix F-12
Statement of Work for LinFlexD Controller (“LinFlexD”)
I.    Executive Summary
The primary objective of this project is to create a Licensed Design based on the Technology in order to sell a complete, high-quality, easy-to-integrate, product that can be sold to Customers consistent with the terms of this Agreement.
More specifically, the project has the following objectives:
    To develop a Licensed Design with a set of features that are attractive to the automotive market
    To develop appropriate sales and marketing collateral for the Licensed Design
    To ensure the Licensed Design has a complete set of deliverables to allow each Customer to easily integrate it into their Licensed Product
    To ensure the Licensed Design is technology independent so as to allow fabrication by Customers on any design foundry process using EDA tools from any of the major suppliers
    To ensure the RTL code and other deliverables are of high quality, preserving to as great extent as possible the silicon-proven heritage of the Technology
    To ensure the Licensed Design is designed in such a way that derivative products (including Verilog versions) can be created as easily and inexpensively as possible.
Silvaco shall be responsible for ensuring the success of these objectives and provide the engineers and other support necessary to implement the Licensed Design. NXP shall provide architectural expertise and technical assistance as agreed upon between the parties herein to complete the project.
II.    Project Scope
The primary activities that will be undertaken are as follows:
1.    The Licensed Design shall be packaged into the standard Xena Soft IP Package to provide an easy-to-use interface for configuring the IP and generation of EDA-neutral scripts for Integration Into each customer’s design flow.
2.    The design shall be partitioned as necessary such that blocks that can benefit from technology specific implementation (memories, etc.) are suitably isolated from technology-Independent regions.
3.    Final RTL code shall be Verilog- and technology-independent.
9.

4.    The design shall be configurable so that Customers can with reasonable ease configure it for their application through the use of top-down generic parameters and/or constants.
5.    Licensed Design shall contain implementation scripts for tools supporting the major EDA tools companies.
6.    An integration testbench shall be reused from the Technology deliverables to as great extent as possible, Including reusable models, verification components and representative tests.
7.    Customer documentation shall be developed using any NXP-supplied documentation as a starting point
8.    The database (code, documentation, development specifications, etc.) from this project shall be incorporated into Silvaco release infrastructure to enable on-going support and maintenance of the Licensed Design, in the same manner as other IP products.
III.    Major Milestone and Project Flow
A.    Licensed Design Specification. During this period, Silvaco (with the support of NXP) shall determine the supported features of the Licensed Design, as well as its top level parameters and 1/0 interface.
B.    Sales and Marketing Collateral. During this period Silvaco shall develop reasonably necessary sales collateral such as PowerPoint slides, whitepapers, web site, portal listings, and pricing guides.
C.    Licensed Design Development. During this period Silvaco (with the support of NXP) shall develop the complete Licensed Design.
IV.    Estimated Schedule and Silvaco Costs
The following is an estimate of the costs and timeframes associated with each of the major milestone phases. Silvaco will track and report efforts for each of these milestone phases and will use best commercial efforts to stay within these costs and timeframes. In the event this is not possible, Silvaco shall notify NXP of any delays and cost overruns and provide new estimates, which in no event shall exceed 50% of the estimates set forth in the table below.
It is assumed that no additional costs shall be incurred as part of this project such as travel, meals, equipment, professional advisor fees, etc. Should the parties mutually agree on the necessity of such expenses, then the party incurring the expense shall be compensated according to the terms outlined in and E-3.

T	Milestone	Schedule	Effort	Packaging Costs

0	Agreement date

10.

1	Licensed Design Specification	T0+2 weeks	[*]	[*]

2	Sales and Marketing Collateral	T0+6 weeks	[*]	[*]

3	Licensed Design Development	T1+8 weeks	[*]	[*]

V.    Financial Summary
Silvaco shall be compensated for its expenses for the efforts described in this Statement of Work as outlined in Appendix E-3 at the rate of $[*] USD per person hour.
11.

TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
FOURTH AMENDMENT
TO
TECHNOLOGY
LICENSE AND DISTRIBUTION
AGREEMENT
BY AND BETWEEN
NXP SEMICONDUCTORS NETHERLANDS B.V.
AND
SILVACO, INC.

This Fourth Amendment to the Technology License and Distribution Agreement (“FOURTH AMENDMENT”), is effective of the last signature date below, and is entered into by and between:
NXP Semiconductors Netherlands B.V., a corporation duly incorporated under the laws of the Netherlands, having its principal office at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXP”), and
Silvaco, Inc., a corporation duly incorporated under the laws of Delaware, USA, having offices at 2811 Mission College Boulevard, 6th floor, Santa Clara, CA 95054, USA (“Silvaco”). Silvaco having assumed the obligations of, and rights enjoyed by, IPextreme pursuant to the Consent to Assignment executed by Silvaco on 4 August 2016, and NXP on 1 September 2016 (and so references below to IPextreme will be understood as also being to Silvaco).
Silvaco and NXP are collectively referred to as “Parties” and individually referred to as a “Party”.
WHEREAS, NXP and IPextreme entered into a Technology License and Distribution Agreement dated 30 October 2015 (hereafter, the “Agreement”) to license, market, promote, distribute and sell products and services based on certain NXP Technology, and NXP and IPextreme agreed to the assignment of that Agreement and its First Amendment to Silvaco; the Parties hereby amended that Agreement to include the additional NXP Technology identified herein.
WHEREAS, the Parties completed a Second Amendment, dated 18 October 2016 to add I3C technology to the Agreement; the Parties hereby amended that Agreement to include the additional NXP Technology identified herein.
WHEREAS, the Parties completed a Third Amendment, dated 31 October 2018 to add LinFlexD technology to the Agreement; the Parties hereby amended that Agreement to include the additional NXP Technology identified herein.
NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, the Parties have agreed as follows:
1.    The Agreement is amended to replace Section 11.0 in its entirety by:
SECTION 11.0 EXPORT LAWS
Each Party shall comply with all applicable federal, state and local laws, including, but not limited to those pertaining to U.S. Export Administration (including restrictions on certain military end uses and military end users as specified in Section 15 C.F.R. § 744.21) or the export and import control laws and regulations of other applicable jurisdictions and, in particular, will not in any way whatsoever export or re-export the technology, in whole or in part, without all required national and international government licenses, approvals, or waivers. Licensee furthermore expressly agrees that it will not knowingly transfer, divert, export or re-export, directly or indirectly, any product, software, including software source code, or technical data restricted by such regulations or by other applicable national regulations, received from NXP hereunder, or any direct product of such software or technical data to any person, firm, entity country or destination to which such transfer, diversion, export or re-export is restricted or prohibited by applicable law, without obtaining prior authorization from the applicable competent government authorities to the extent required.
2.    The Agreement is amended to add Appendices A-13, A-14 in their entirety, and which are incorporated herein by this reference.
3.    The Agreement is amended to add Appendix E-4 in its entirety, and which is incorporated herein by this reference.
4.    The Term of the Agreement will be hereby extended to 30 October 2023 under Clause 6.1.
5.    Counterparts. This FOURTH AMENDMENT may be executed in one or more original counterparts, all of which together will constitute one agreement, and facsimile signatures will have the same effect as original signatures.

IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this FOURTH AMENDMENT as of the Effective Date:

NXP Semiconductors Netherlands B.V.		Silvaco, Inc.

By:		By:

/s/Erwin de Bruijne		/s/Babak Taheri
Name: Erwin de Bruijne		Name: Babak Taheri
Title: Director		Title: CEO

Date	22 March 2022	Date	03/22/2022

By:

/s/Jean Schreurs
Name: Jean Schreurs
Title: Director

Date	22 March 2022

Appendix A-13
E200Z760 Core
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The e200z760 core is a high performance synthesizable Power Architecture™ core. For each of the following items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E-4.
B.    Running Royalty:
Per Appendix E-4.
C.    Packaging Costs:
None

Appendix A-14
E200Z710 Core
1.    TECHNICAL INFORMATION TO BE TRANSFERRED
The e200z710 core is a high performance synthesizable Power Architecture™ core. For each of the following items that have been developed by NXP, or may be developed in the future, NXP will transfer “as is” to Silvaco:
[*]
2.    COMPENSATION
A.    License Fees:
Per Appendix E-4.
B.    Running Royalty:
Per Appendix E-4.
C.    Packaging Costs:
None

Appendix E-4
Financial compensation to NXP by Silvaco
1.    FINANCIAL PRINCIPLES
A.    NXP shall be financially compensated for the Technology (as defined in Appendices A-13, A-14) used in Licensed Designs that are sublicensed to Customers by Silvaco.
B.    NXP shall be financially compensated with a “Finders Fee” (as further explained in this Appendix E-4, Section 5) for introducing potential customers to Silvaco.
C.    There shall be no payments from NXP to Silvaco.
D.    All financial compensation to NXP shall be derived from the income Silvaco receives from the sale of Licensed Designs based on the collections from the Customer.
E.    Revenue split: Income obtained by Silvaco (and reported via the Quarterly Report described in Appendix C) from selling Licensed Designs will be paid out to NXP by Silvaco on a quarterly basis (“Quarterly Payout”) according to a split percentage further described in this Appendix E-4, Section 2).
F.    Reference pricing: for all Licensed Design modules (described in Appendices A-13, A-14) NXP and Silvaco agreed reference selling prices (“Module Reference Price”) listed in Table 1 as further provided in this Appendix E-4, Section 4.
G.    Discounts: Silvaco has the freedom to negotiate commercially reasonable discounts with its prospects for each of the Licensed Designs, however, not to be below [*]% of the applicable Module Reference Price per use (adjusted for “Annual Price Erosion” also given in Table 1.) without prior written approval of NXP. Moreover, for any discounted Licensed Design sale, the applied discount must not be lower than that for any other product sale of Silvaco to the same customer which can be directly or indirectly linked to this sale.
2.    REVENUE SPLIT
A.    Regular cases: the baseline revenue split agreed upon is [*]% for Silvaco and [*]% for NXP.
B.    Finder’s fee NXP bonus: in case of a Licensed Design customer brought to Silvaco by NXP, a [*]% bonus payment (“Finder’s Fee”) is granted to NXP, leading to a revenue split of [*]% for Silvaco and [*]% for NXP. The terms and conditions for a Finder’s Fee to be applicable are discussed in this Appendix E-4, Section 5.

3.    INTENTIONALLY LEFT BLANK
4.    MODULE REFERENCE PRICES
A.    Table 1: Module Reference Prices for the Licensed Designs under this Agreement and referring to the Technologies described in Appendices A-13, A-14:

Technology Module name	Licensed Design name	Reference Price (USD)	Annual Price Erosion
A12-e200z760 Core	L-E200Z760-CORE	[*]	[*]
A13-e200z710 Core	L-E200Z710-CORE	[*]	[*]
B.    The Annual Price Erosion will be calculated from the time after the Effective Date, in twelve (12) month increments.
C.    No royalties per unit have to be applied to Licensed Designs. However if applied by Silvaco to Silvaco Customers those royalties have to be added to Silvaco Income as discussed in this Appendix E-4, Section 1- D.
5.    FINDER’S FEE PROCEDURE
A.    Leads: NXP has the ability to notify (in writing) any interested candidate (“Lead”) that they can purchase Licensed Designs from Silvaco.
B.    Response time: As soon as NXP has forwarded such a Lead Silvaco has ten (10) of its working days, a working day be any weekday that is not a Federal or State holiday in California (“Silvaco Working Days”) to qualify the lead and inform NXP that the Lead will be commercially pursued. If not pursued, NXP is entitled to look for other options to have this Lead taken care of.
C.    Finder’s Fee waiver: within the same 10 Silvaco Working Days following NXP’s Lead notification, Silvaco may, if applicable, prove to NXP in writing that Silvaco had been already informed about the same Lead for the same Licensed Design by a non-NXP entity, in such case the [*]% Finder’s Fee bonus for NXP as described in Appendix E-4, Section 2.B, would not be applicable.

AMENDMENT
TO FLEXRAY DESIGN LICENSE AGREEMENT
AND
TO TECHNOLOGY LICENSE AND DISTRIBUTION AGREEMENT
This Amendment To FlexRay Design License Agreement and to Technology License and Distribution Agreement and (the “Amendment”), effective as of the date of last signature below (“Amendment Effective Date”), is made by and between NXP B.V., NXP Semiconductors Netherlands B.V., both Netherlands companies having their principal place of business at High Tech Campus Building 60, 5656 AG Eindhoven, Netherlands (“NXP BV”) and (“NXP Semi”), respectively, and NXP USA, Inc, a Delaware corporation having its principal place of business at 6501 William Canon Drive West, Austin, Texas, 78735 (“NXP USA”) (NXP BV, NXP Semi and NXP USA collectively “NXP”) on the one hand; and Silvaco, Inc., a Delaware corporation having its principal place of business at 4701 Patrick Henry Drive, Building 23, Santa Clara, California 95054 (“Silvaco” or “Company”) on the other hand (individually, each a “Party”, collectively, the “Parties”).
BACKGROUND
WHEREAS IPextreme Inc., a Delaware corporation, (“IPextreme”) and Freescale Semiconductor, Inc. (“Freescale”) entered into a FlexRay Design License Agreement effective as of August 22, 2005 related to a FlexRay protocol engine (“FDLA”) subsequently amended as described below;
WHEREAS IPextreme and Freescale executed the following amendments to the FDLA:
A first amendment on October 16, 2006 related to Nexus port controller, ARM7 Nexus3, ARM9 Nexus3, and AHB Nexus technologies (“FDLA-A1”);
A second amendment on November 14, 2006 related to ColdFire V2 and V4e core technologies (“FDLA-A2”);
A third amendment on November 21, 2006 related to FPGA FlexRay technology (“FDLA-A3”);
A fourth amendment on January 18, 2007 related to Zen0, Zen1, Zen3, Zen 6, INTC, and NAND memory controller technologies (“FDLA-A4”);
A fifth amendment on March 4, 2008 related to ColdFire V1 technology (“FDLA-A5”);
A sixth amendment on March 4, 2008 related to ColdFire V1 Lite technology (“FDLA-A6”);
WHEREAS IPextreme and NXP Semi entered into a Technology License and Distribution Agreement effective as of October 30, 2015 related to USB 2.0 controller technology (“TLDA”) subsequently amended as described below;

WHEREAS IPextreme and NXP Semi executed the following amendments to the TLDA:
A first amendment on April 20, 2016 related to a FlexCAN FD controller technology (“TLDA-A1”);
A second amendment on October 18, 2016 related to an I3C basic slave controller, technology (“TLDA-A2”);
WHEREAS NXP BV acquired Freescale on December 7, 2015;
WHEREAS, on November 4, 2016, Freescale merged into NXP Semiconductors USA, Inc, is the surviving entity of that merger, and simultaneously changed its name to NXP USA;
WHEREAS Silvaco acquired IPextreme on June 24, 2016;
WHEREAS NXP Semi consented to the assignment of the FDLA and of the TLDA, including all existing amendments to either agreement from IPextreme to Silvaco on September 1, 2016, effective June 24, 2016;
WHEREAS Silvaco and NXP Semi executed the following amendment to the TLDA:
A third amendment on November 10, 2018 related to LinFlexD controller technology (“TLDA-A3”);
A fourth amendment on March 22, 2022 related to E200Z760 and E200Z710 Core technology (“TLDA-A4”)
WHEREAS NXP Semi is the economic owner of the intellectual property rights of NXP BV;
WHEREAS, the Parties wish to modify certain terms of the FDLA and TLDA.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:
Part 1 Amendment
1.1    Additional definitions:
“Five Year Period” means the period beginning April 1, 2024 and ending March 31, 2029.
1.2    Payment.    In consideration for the amendments in this Amendment, Silvaco shall pay to NXP Semi the sum of [*] according to the following schedule:
1.2.1    [*] on or before May 15, 2024,
1.2.2    [*] on or before August 1, 2024,
1.2.3    [*] on or before November 1, 2024,
1.2.4    [*] on or before February 1, 2025,

1.2.5    [*] on or before May 1, 2025,
1.2.6    [*] on or before May 1, 2026,
1.2.7    [*] on or before May 1, 2027,
1.2.8    [*] on or before May 1, 2028.
1.2.9    For the avoidance of doubt, the foregoing amounts represent the entirety of the consideration to be paid by Silvaco to NXP under the TLDA and FDLA during the Five Year Period for the technology licensed under FDLA-A1, FDLA-A2, TLDA-A1, TLDA-A2 and TLDA-A3.
1.3    Payment Instructions. Payment must be made by electronic funds transfer in U.S. Dollars. Payments will be deemed to be made on the date credited to the following account:
[*]
1.4    Late Payments. Any payment hereunder that is delayed for more than 30 days beyond the due date will be subject to an interest charge of 1.5% per month compounded monthly on the unpaid balance payable in United States currency until paid. The foregoing interest payment will not affect NXP's right to terminate in accordance with Section 6.2 of the TLDA or Sections 7.3-7.4 of the FDLA.
1.5    Taxes. All fees and amounts payable by Company to NXP are exclusive of any value added tax, goods and service tax, sales tax, use tax, consumption tax or any other similar tax only (collectively referred to as “VAT”). If the transactions as described in this Amendment are subject to any applicable VAT, NXP shall provide Company with an invoice which specifically states this VAT. Provided NXP has stated VAT (as identified above) on an invoice Company will pay to NXP the VAT properly chargeable in respect of that payment. NXP will not invoice or otherwise attempt to collect from Company any taxes with respect to which Company has provided NXP with (i) a valid resale or exemption certificate, (ii) evidence of direct payment authority, or (iii) other evidence, reasonably acceptable to NXP, that such taxes do not apply. If any VAT or VAT surcharge deductions or withholdings are required by applicable law to be made from any of the sums payable, the Company shall pay such additional amount to NXP as well, after the VAT or VAT surcharge deduction or withholding has been made, leaving the NXP with the same amount as it would have been entitled to receive in the absence of any such requirement to make a VAT or VAT surcharge deduction or withholding. Each party will bear its own taxes imposed on it with respect to any payments made under this Agreement. In the event that the government of a country imposes any withholding taxes on payments made or to be made hereunder by Company to NXP and requires Company to withhold such taxes from the amount due, Company may deduct such taxes from the amount due provided that such taxes are paid to the appropriate tax authorities. In such event Company shall promptly furnish NXP with tax receipts issued by appropriate tax authorities to enable NXP to support (if applicable) a claim for credit against income taxes as well as to enable NXP to document, its compliance with tax obligations in any jurisdiction outside its home country.
1.6    Except as expressly modified by this Amendment, all other terms and conditions of the FDLA and TLDA shall remain in full force and effect.

Part 2 Amendment to FDLA and Amendments thereto
2.1    All capitalized terms used in this Part 2 but not otherwise defined in this Amendment shall have the respective meanings as set forth in the FDLA.
2.2    Customer Modification Rights.    In FDLA, Section 5.2 is replaced in its entirety with the following new provisions:
5.2    FREESCALE grants to COMPANY and its SUBSIDIARIES a worldwide, nonexclusive, nonassignable license under the FREESCALE INTELLECTUAL PROPERTY RIGHTS to grant licenses to third parties,
(a) to prepare derivative works solely for the purpose of integrating a LICENSED PRODUCT into a customer’s integrated circuit
(b) to make, including to have made, LICENSED PRODUCTS, and
(c) to use, sell offer to sell, or import LICENSED PRODUCTS.
2.3    FlexRay.    In FDLA, Appendix A-1, Section 3, COMPENSATION, subparts A and B are replaced in their entirety with following new provision:
A. License Fees and Royalties:
COMPANY may offset [*] of the fees it receives for the LICENSED DESIGN to compensate it for performing the INTEGRATION SERVICES. During the Five Year Period COMPANY does not have to share any license fees with FREESCALE. Thereafter, and provided COMPANY has recovered [*] for performing INTEGRATION SERVICES, COMPANY will pay FREESCALE [*] of any license fee it receives. During the Five Year Period, no royalty is due under this Appendix. Thereafter, for each LICENSED PRODUCT, COMPANY will pay FREESCALE one half of any per unit royalty it receives from its customers.
B. Intentionally left blank.
2.4    ColdFire.    In FDLA-A3, Section 3.B, Compensation, subparts A and B are replaced in its entirety with the following new provision:
A. License Fees and Royalties:
COMPANY may offset [*]of the fees it receives for the LICENSED DESIGN(s) to compensate it for performing the INTEGRATION SERVICES. During the Five Year Period COMPANY does not have to share any license fees with FREESCALE. Thereafter, and provided COMPANY has recovered [*] for performing INTEGRATION SERVICES, COMPANY will pay FREESCALE [*] of any license fee it receives. During the Five Year Period, no royalty is due under this Appendix. Thereafter, for each LICENSED PRODUCT, COMPANY will pay FREESCALE one half of any per unit royalty it receives from its customers.
B. Intentionally left blank.
2.5    Term.    FDLA Section 7.1 is replaced in its entirety with the following new provision:
This AGREEMENT becomes effective as of the EFFECTIVE DATE and shall remain in force until the end of the Five Year Period.

2.6    Reporting; Audit.    The following sentence shall be appended to the end of each of Sections 6.3, 6.4, and 6.5 of the FDLA:
The foregoing obligations of COMPANY shall not apply during the Five Year Period for the technology licensed under FDLA-A1, FDLA-A2 and FDLA-A3.
Part 3 Amendment to TLDA and Amendments thereto
3.1    All capitalized terms used in this Part 3 but not otherwise defined in this Amendment shall have the respective meanings as set forth in the TLDA.
3.2    Customer Modification Rights.    Section 2.7, Modifications, is amended by replacing the first sentence thereof with the following sentence:
Except as required to integrate Technology into an IPextreme Customer’s Licensed Design, no license is granted to IPExtreme or to any IPextreme Customer to modify, make derivative woks, adapt, or in any manner change the Technology or functionality of an integrated circuit based on the Licensed Design.
3.3    Term. Section 6.1 of the TLDA is replaced in its entirety with the following new provision:
This Agreement shall commence on the Effective Date and shall remain in force until the end of the Five Year Period.
3.4    FDCAN.
a.    In TLDA-A1, Appendix E-2, Section 2, REVENUE SPLIT, subpart A is replaced in its entirety with the following new provision:
A. Regular cases: During the Five Year Period, revenue is not split between Silvaco and NXP. Thereafter, the baseline revenue split agreed upon is [*] for Silvaco and [*] for NXP.
b.    Minimum pricing and erosion. In TLDA-A1, Appendix E-2, the following subparts are deleted in their entirety: 1.G., 1.H., 4.A., and 4.B.
3.5    I3C.
a.    In TLDA-A2, Appendix E-2, Section 2, REVENUE SPLIT, subpart A is replaced in its entirety with the following new provision:
A. Regular cases: During the Five Year Period, revenue is not split between Silvaco and NXP. Thereafter, the baseline revenue split agreed upon is [*] for Silvaco and [*] for NXP.
b.    Minimum pricing and erosion. In TLDA-A2, Appendix E-2 the following subparts are deleted in their entirety: 1.F., 1.G., 4.A., and 4.B.
3.6    LinFlexD.
a.    In TLDA-A3, Appendix E-3, Section 2, REVENUE SPLIT, subpart A is replaced in its entirety with the following new provision:
A. Regular cases: During the Five Year Period, revenue is not split between Silvaco and NXP. Thereafter, the baseline revenue split agreed upon is [*] for Silvaco and [*] for NXP.
b.    Minimum pricing and erosion. In TLDA-A2, Appendix E-3 the following subparts are deleted in their entirety: 1.F., 1.G., 4.A., and 4.B.

3.7    Reporting; Audit.    The following sentence shall be appended to the end of each of Sections 5.2, 5.5, and 5.8 of the TLDA:
The foregoing obligations of IPextreme shall not apply during the Five Year Period for the technology licensed under TLDA-A1, TLDA-A2 and TLDA-A3.
[The remainder of this page has been intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first above written.

Silvaco, Inc.		NXP B.V.

By:	/s/ Babak Taheri	By:	/s/ Timothy Shelhamer

Name:	Babak Taheri	Name:	Timothy Shelhamer

Title:	CEO	Title:	Authorized Signatory

Date:	4/11/24	Date:	4/10/24

NXP Semiconductors Netherlands B.V.

By:	/s/ Jean Schreurs

Name:	Jean Schreurs

Title:	Director

Date:	4/10/24

NXP Semiconductors Netherlands B.V.

By:	/s/ Erwin de Bruijne

Name:	Erwin de Bruijne

Title:	Director

Date:	4/10/24

NXP USA Inc.

By:	/s/ Katherine Haight

Name:	Katherine Haight

Title:	VP, Commercial Legal Support

Date:	4/11/24

NXP USA Inc.

By:	/s/ Jaime French

Name:	Jaime French

Title:	Senior Director, Legal

Date:	4/11/24